Quarterly Report | August 31, 2016

2016 3rd Quarter Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 3rd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	TPZ: Fund Focus	16
TYG: Fund Focus	4	Financial Statements	19
NTG: Fund Focus	7	Notes to Financial Statements	50
TTP: Fund Focus	10	Additional Information	67
NDP: Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,651.1
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,556.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$304.5
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$314.6
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$217.2

1 As of 9/30/2016 [2] As of 8/31/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Third quarter 2016 report to closed-end fund stockholders

Dear fellow stockholders,

The energy value chain continued its recovery during the third fiscal quarter ending August 31, 2016. The broad energy sector as represented by the S&P Energy Select Sector® Index was positive for the second consecutive fiscal quarter returning 3.2%. Energy fixed income performed higher than energy equities for the fiscal quarter. Midstream companies continued to focus on capital efficiency by concentrating on their core assets and strengthening their balance sheets where warranted. Another emerging theme was the importance of diversification within the sector. As refiner margins have continued to narrow, downstream companies that also own midstream assets have been focusing incremental investments on more stable midstream assets to grow their businesses.

Upstream

Upstream oil and gas producers had positive results for the third fiscal quarter, with the Tortoise North American Oil and Gas Producers IndexSM returning 3.3%. While this was lower than the second fiscal quarter’s double-digit positive return, it was much better than the first fiscal quarter’s double-digit negative return. Crude oil prices, as represented by West Texas Intermediate (WTI), opened the third fiscal quarter at $49.10 per barrel and fluctuated within an approximate $12 range. Oil prices ended the quarter at $44.70 per barrel, underscoring the continued price volatility.

As this lower price environment has continued for a longer period, one of the main stories for the year has been the success of the Permian basin as it has differentiated itself as the most efficient and premier North American basin. Almost all activity is focused in the Permian along with the South Central Oklahoma Oil Province (SCOOP) and Sooner Trend Anadarko Basin Canadian and Kingfisher Counties (STACK) sub-regions. Within the Permian, the Delaware sub-region has greatly increased its exploration activity and is currently determining where the best resources are located within the area and starting to shift to the development phase. The Midland side is further along with delineation and has shifted to full-scale development mode. The Mid-Continent sub-region is focused on development and enhanced completion techniques that include longer laterals to increase productivity of the wells.

While the Permian basin has seen significant activity, the other basins lagged and production has been declining. There was an uptick in rig activity during the quarter (mostly in the Permian), but the impact of these new rigs will not be felt for six to nine months. U.S. production is estimated to average 8.8 million barrels per day (MMbbl/d) in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Production is expected to further decline in 2017 to 8.5 MMbbl/d, which was the average for August 2016.

At the end of August, natural gas inventories were 8% higher than at the same time a year ago and 11% higher than the previous five-year average for that week.1 We expect inventory levels to be at their highest level on record for the end of October as it will take time to work through the high inventory caused by increased production over the past few years that was not depleted during the warm winter.1 Prices opened the fiscal quarter at $2.09 per million British thermal units (MMBtu), increasing to end the quarter at $2.94 per MMBtu mainly due to an exceptionally hot summer. Natural gas production growth is expected to rise only slightly through the rest of 2016 and 3.0% in 2017.1 In 2017, we believe natural gas prices will gradually rise as the U.S. continues to ramp up exports of liquefied natural gas (LNGs).

Midstream

The midstream sector continued to recover from the energy market decline, though at a slower pace than last fiscal quarter. The Tortoise MLP Index® returned 6.9% during the third fiscal quarter. Broader pipeline companies outperformed MLPs during the fiscal quarter returning 9.2% as reflected by the Tortoise North American Pipeline IndexSM.

Within the midstream sector, performance was once again positive across the board. Gathering and processing companies significantly outperformed other sub-sectors due to their greater correlation to rising commodity prices, especially to natural gas liquids (NGLs). Natural gas pipeline companies also had a strong quarter as demand remained high and the fundamentals continued to improve along with prices. Crude oil pipeline companies also benefited from improving fundamentals. Refined product pipeline companies had slightly positive performance, but were the lowest contributing sub-sector for the fiscal quarter.

After a long, drawn out saga that impacted the midstream space, investors finally received clarity on The Williams Companies, Inc. (WMB) and Energy Transfer Equity (ETE) merger. During the fiscal quarter, ETE announced the termination of the merger agreement with WMB. While it was not the outcome originally anticipated, the market needed closure on this deal. Both companies are taking steps forward, returning to what they do best, operating strategic energy infrastructure assets and executing their individual business plans.

While there have always been challenges to building new pipelines, they have become more acute. It has become more difficult to maneuver through the regulations/permits and environmental hurdles to build. This is especially the case in the Northeast, making existing assets even more valuable. The most recent example of this is a Massachusetts Supreme Court ruling against Spectra Energy’s proposed Access Northeast Pipeline project. The court ruled that utilities are not allowed to enter into contracts for capacity on natural gas pipelines and place the costs of those contracts into the rate base. Despite these challenges, we believe growth opportunities still exist as our projection for capital investments in MLP, pipeline and related organic projects remains at $120 billion for 2016 to 2018.

The capital efficiency and balance sheet simplification story that began earlier this year continued throughout the third fiscal quarter. Investors have started rewarding rightsizing of company balance sheets rather than growing distributions, where warranted. The two largest companies that announced their plans for strengthening the balance sheet or simplifying their structure, Plains All American Pipeline, L.P. (PAA) and WMB, have traded well. In both cases the plans included distributions cuts.

(unaudited)

2	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Downstream

Energy companies within the downstream segment of the energy value chain had another solid fiscal quarter, due to higher crude oil prices compared to the low base from earlier this year. As mentioned previously, companies that have both midstream and downstream assets have been increasing exposure to their more stable midstream businesses to counteract decreasing downstream margins, highlighting the value of asset diversification.

Refiners continued to benefit from low-priced gasoline and strong exports. On August 29, the average price for regular gasoline decreased to $2.24 per gallon, a decrease of $0.27 from the same week last year.1 Gasoline prices are expected to head lower for the rest of 2016 after peaking in June at $2.40 per gallon.1 One headwind that we are still facing, however, is globally high refined product inventory as refiners take advantage of favorable, yet narrowed margins driven by increased demand and an abundance of low cost feedstocks. On the demand side, gasoline consumption is expected to increase by 1.9% in 2016, which would be the highest annual average consumption increase on record, surpassing the previous record that was set in 2007.1 Vehicle miles traveled are also expected to remain strong, which should contribute to falling inventory levels.

The petrochemical industry is on the verge of a new wave of ethylene capacity coming on-line. The effect of this will likely be increasing demand for ethane, however, this could provide a headwind for ethylene prices. U.S. ethylene prices have been competitive globally, which positions the U.S. well for exporting, even if prices increase. All of this could result in an uptick of plastics, primarily made of ethylene, from the U.S. in the coming months. Unregulated power companies showed strong returns during the fiscal quarter while regulated utilities continued to lag compared to other sectors, given their defensive nature.

Capital markets

Capital markets continued to thaw and become more constructive. The exploration and production markets have been the most active for all of 2016. Within midstream, we have seen a return of the debt market and companies testing the public market waters, but have found those waters to be tepid. MLP and pipeline companies raised over $12 billion during the third fiscal quarter, split almost evenly between equity and debt. Third fiscal quarter capital raised was slightly lower than the prior fiscal quarter, yet higher than capital raised during the first fiscal quarter.

Exploration and production companies continued to raise capital during the fiscal quarter, but at a reduced level compared to second fiscal quarter, raising a total of just over $6 billion for the fiscal quarter, mostly in equities, which is a reversal from the previous quarter.

There were no IPOs in the energy sector during the third fiscal quarter, which has been a common theme throughout this fiscal year. Merger and acquisition activity among MLP and pipeline companies was significantly lower compared to the previous fiscal quarter, mainly because of one very large transaction in the second fiscal quarter, with announced transactions totaling almost $5 billion for the third fiscal quarter. The largest of these was an Enbridge Energy Partners and Marathon Petroleum Corp. joint venture acquisition of the Dakota Access Pipeline in a deal valued at approximately $2 billion. Most companies focused their capex budgets on asset acquisition as opposed to acquiring new businesses.

Post fiscal quarter end, Enbridge Inc. announced a plan to acquire Spectra Energy in an all-stock transaction. The combined entity would represent the largest energy infrastructure company in North America. The transaction is expected to close in the first quarter of 2017.

Concluding thoughts

As we compare the end of the third fiscal quarter of 2016 to that of last year, the industry has come a long way on its path to recovery. This fiscal quarter, market volatility as well as oil and gas price volatility remained in a narrower band than earlier in the year. We expect limited improvement in oil prices for the remainder of 2016 and more of an increase in 2017. Investors have shifted focus from distribution growth to capital efficiency and the market has rewarded those companies where warranted. In our opinion, this is a healthy shift given the current stage of the recovery. We believe the market bottom is behind us and we hope to see continued improvements across the energy value chain.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, September 2016

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2016 were 11.7% and 5.2%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 6.9% for the same period. The fund’s positive performance reflects midstream MLPs continuing to be rewarded for focusing on capital efficiency and investors realizing the diversification benefits that midstream MLP assets offer to companies that own both midstream and downstream businesses.

3rd fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 8/31/2016)	8.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.8%
Cumulative distribution to stockholders
since inception in February 2004	$27.1875
Market-based total return	11.7%
NAV-based total return	5.2%
Premium (discount) to NAV (as of 8/31/2016)	3.2%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with The Williams Companies
Sunoco Logistics Partners L.P.	Midstream crude oil pipeline MLP	Announced joint venture for major pipeline project
Williams Partners L.P.	Midstream gathering and processing MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with Energy Transfer Equity
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved outlook for ethane recoveries

Bottom five detractors	Company type	Performance driver
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition speculation
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Dominion Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Low yield, high growth names were out of favor

(unaudited)

4	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 2.3% as compared to 2nd quarter 2016 due primarily to increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased 8.0% during the quarter due to higher asset-based fees. Overall leverage costs decreased slightly as compared to 2nd quarter 2016.

As a result of the changes in income and expenses, DCF increased approximately 1.8% as compared to 2nd quarter 2016. The fund paid a quarterly distribution of $0.655 per share, which was unchanged over the prior quarter and an increase of 0.8% over the 3rd quarter 2015 distribution. The fund has paid cumulative distributions to stockholders of $27.1875 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 3rd quarter 2016 (in thousands):

	2016 YTD	3rd Qtr 2016
Net Investment Loss, before Income Taxes	$(45,390)	$(7,100)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	139,903	39,784
Amortization of debt issuance costs	2,755	119
Interest rate swap expenses	(657)	(216)
Premium on redemption of senior notes	900	—
Premium on redemption of MRP stock	800	—
DCF	$98,311	$32,587

Leverage

The fund’s leverage utilization increased by $16.2 million during 3rd quarter 2016 for normal working capital purposes and represented 27.4% of total assets at August 31, 2016, above the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 80% of the leverage cost was fixed, the weighted-average maturity was 5.2 years and the weighted-average annual rate on leverage was 3.47%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 3rd quarter 2016, the fund’s deferred tax liability increased by $26 million to $454 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $17 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015		2016
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$52,919	$51,564	$47,200	$44,670	$45,694
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	8,661	7,081	5,321	5,719	6,215
Other operating expenses	500	512	466	461	459
	9,161	7,593	5,787	6,180	6,674
Distributable cash flow before leverage costs and current taxes	43,758	43,971	41,413	38,490	39,020
Leverage costs(2)	8,394	8,193	7,700	6,479	6,433
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$35,364	$35,778	$33,713	$32,011	$32,587
As a percent of average total assets(5)
Total from investments	5.59%	6.83%	7.67%	7.28%	6.85%
Operating expenses before leverage costs and current taxes	0.97%	1.01%	0.94%	1.01%	1.00%
Distributable cash flow before leverage costs and current taxes	4.62%	5.82%	6.73%	6.27%	5.85%
As a percent of average net assets(5)
Total from investments	10.90%	13.38%	16.09%	13.54%	12.45%
Operating expenses before leverage costs and current taxes	1.89%	1.97%	1.97%	1.87%	1.82%
Leverage costs and current taxes	1.73%	2.13%	2.62%	1.96%	1.75%
Distributable cash flow	7.28%	9.28%	11.50%	9.71%	8.88%

Selected Financial Information
Distributions paid on common stock	$31,211	$31,450	$31,682	$31,682	$31,961
Distributions paid on common stock per share	0.6500	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	113.3%	113.8%	106.4%	101.0%	102.0%
Net realized gain, net of income taxes, for the period	43,938	72,015	41,667	47,833	13,034
Total assets, end of period	3,445,452	2,793,933	2,213,663	2,587,793	2,628,678
Average total assets during period(7)	3,759,151	3,028,322	2,475,404	2,442,341	2,654,126
Leverage(8)	1,000,400	906,000	689,700	704,000	720,200
Leverage as a percent of total assets	29.0%	32.4%	31.2%	27.2%	27.4%
Net unrealized appreciation (depreciation), end of period	138,802	(244,207)	(483,386)	(269,349)	(204,786)
Net assets, end of period	1,754,876	1,405,733	1,176,897	1,390,531	1,443,397
Average net assets during period(9)	1,925,521	1,545,634	1,179,868	1,312,506	1,460,638
Net asset value per common share	36.55	29.28	24.33	28.71	29.54
Market value per share	35.88	26.57	24.26	27.90	30.48
Shares outstanding (000’s)	48,017	48,017	48,370	48,434	48,859

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2016 were 12.8% and 4.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 6.9% for the same period. The fund’s positive performance reflects midstream MLPs continuing to be rewarded for focusing on capital efficiency and investors realizing the diversification benefits that midstream MLP assets offer to companies that own both midstream and downstream businesses.

3rd fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 8/31/2016)	8.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2010	$9.9675
Market-based total return	12.8%
NAV-based total return	4.9%
Premium (discount) to NAV (as of 8/31/2016)	0.8%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with The Williams Companies
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction
Williams Partners L.P.	Midstream gathering and processing MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with Energy Transfer Equity
Enlink Midstream Partners, LP	Midstream gathering and processing MLP	Benefitted from growth potential of an acquisition of midstream assets in the Sooner Trend Anadarko Basin Canadian and Kingfisher (STACK) region
Sunoco Logistics Partners L.P.	Midstream crude oil pipeline MLP	Announced joint venture for major pipeline project

Bottom five detractors	Company type	Performance driver
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition speculation
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
Dominion Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Low yield, high growth names were out of favor
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 5.6% as compared to 2nd quarter 2016 due primarily to the impact of trading activity as well as increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased 10.0% during the quarter due to higher asset-based fees. Leverage costs increased slightly as compared to 2nd quarter 2016.

As a result of the changes in income and expenses, DCF increased approximately 5.9% as compared to 2nd quarter 2016. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 3rd quarter 2015. The fund has paid cumulative distributions to stockholders of $9.9675 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 3rd quarter 2016 (in thousands):

	2016 YTD	3rd Qtr 2016
Net Investment Loss,
before Income Taxes	$(24,412)	$(6,783)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	82,491	26,641
Amortization of debt issuance costs	306	93
Premium on redemption
of senior notes	450	—
DCF	$58,835	$19,951

Leverage

The fund’s leverage utilization increased by $3.4 million during 3rd quarter 2016 and represented 29.0% of total assets at August 31, 2016, above the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 76% of the leverage cost was fixed, the weighted-average maturity was 3.1 years and the weighted-average annual rate on leverage was 3.57%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 3rd quarter 2016, the fund’s deferred tax liability increased by $25 million to $160 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $42 million during the quarter. As of Nov. 30, 2015, the fund had net operating losses of $160 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015		2016
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$28,405	$28,420	$27,259	$26,411	$27,901
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	4,280	3,581	2,868	3,292	3,654
Other operating expenses	351	341	323	336	336
	4,631	3,922	3,191	3,628	3,990
Distributable cash flow before leverage costs and current taxes	23,774	24,498	24,068	22,783	23,911
Leverage costs(2)	4,083	4,055	4,018	3,949	3,960
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,691	$20,443	$20,050	$18,834	$19,951
As a percent of average total assets(5)
Total from investments	5.88%	7.18%	8.15%	7.55%	7.28%
Operating expenses before leverage costs and current taxes	0.96%	0.99%	0.95%	1.04%	1.04%
Distributable cash flow before leverage costs and current taxes	4.92%	6.19%	7.20%	6.51%	6.24%
As a percent of average net assets(5)
Total from investments	9.88%	11.95%	14.47%	12.42%	11.90%
Operating expenses before leverage costs and current taxes	1.61%	1.65%	1.69%	1.71%	1.70%
Leverage costs and current taxes	1.42%	1.71%	2.13%	1.86%	1.69%
Distributable cash flow	6.85%	8.59%	10.65%	8.85%	8.51%

Selected Financial Information
Distributions paid on common stock	$19,858	$19,857	$19,858	$19,857	$19,858
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	99.2%	103.0%	101.0%	94.8%	100.5%
Net realized gain (loss), net of income taxes, for the period	24,577	3,706	(13,779)	21,730	27,199
Total assets, end of period	1,779,889	1,483,910	1,254,081	1,483,491	1,528,949
Average total assets during period(7)	1,917,824	1,586,800	1,345,702	1,390,807	1,524,786
Leverage(8)	512,900	500,800	431,600	439,900	443,300
Leverage as a percent of total assets	28.8%	33.7%	34.4%	29.7%	29.0%
Net unrealized appreciation (depreciation), end of period	189,257	29,106	(52,047)	90,594	112,273
Net assets, end of period	1,057,341	876,409	757,055	893,988	919,721
Average net assets during period(9)	1,140,652	953,931	757,446	845,912	932,440
Net asset value per common share	22.50	18.65	16.11	19.02	19.53
Market value per common share	19.85	16.18	15.64	17.82	19.68
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,081

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2016 were 15.6% and 9.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 9.2% for the same period. The fund’s positive performance reflects midstream pipeline companies continuing to be rewarded for focusing on capital efficiency and investors realizing the diversification benefits that midstream assets offer to companies that own both midstream and downstream businesses.

3rd fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 8/31/2016)	8.3%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.4)%	*
Cumulative distribution to stockholders
since inception in October 2011	$8.0600
Market-based total return	15.6%
NAV-based total return	9.9%
Premium (discount) to NAV (as of 8/31/2016)	(9.7)%

*	Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage decreased quarter-over-quarter as volatility decreased. The notional amount of the fund’s covered calls averaged approximately 10.9% of total assets, and their out-of-the-money percentage at the time written averaged approximately 7.5% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Clarity on distribution and strategic direction
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Entrance into Marcellus shale improved growth outlook
The Williams Companies, Inc.	Midstream gathering and processing company	Clarity on distribution and strategic direction

Bottom five detractors	Company type	Performance driver
Enterprise Products Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition speculation
VTTI Energy Partners LP	Midstream refined product pipeline MLP	Equity offering to fund drop down
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor

(unaudited)

10	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 3.1% as compared to 2nd quarter 2016, primarily due to the impact of trading activity offset slightly by lower net premiums on options written during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased by 13.3% during the quarter due to higher asset-based fees. Leverage costs were unchanged as compared to 2nd quarter 2016. As a result of the changes in income and expenses, DCF increased by 1.5% as compared to 2nd quarter 2016. In addition, the fund had net realized gains on investments of $1.9 million during 3rd quarter 2016.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and a decrease of 9.4% from the 3rd quarter 2015 distribution. The fund eliminated the capital gain component of the distribution in 1st quarter 2016 because it does not anticipate the same level of capital gains following market declines over the past year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $8.06 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 3rd quarter 2016 (in thousands):

	2016 YTD	3rd Qtr 2016
Net Investment Income	$860	$410
Adjustments to reconcile to DCF:
Net premiums on options written	3,894	1,219
Distributions characterized
as return of capital	6,035	2,008
Dividends paid in stock	1,260	433
Amortization of debt issuance costs	80	15
Premium on redemption
of senior notes	100	—
DCF	$12,229	$4,085

Leverage

The fund’s leverage utilization was relatively unchanged during 3rd quarter 2016 and represented 22.7% of total assets at August 31, 2016, slightly below the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 3.3 years and the weighted-average annual rate on leverage was 3.29%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015		2016
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,978	$3,998	$3,529	$3,685	$3,855
Dividends paid in stock	331	337	406	421	433
Net premiums on options written	1,212	1,346	1,437	1,238	1,219
Total from investments	5,521	5,681	5,372	5,344	5,507
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	951	786	554	643	742
Other operating expenses	167	151	136	139	144
	1,118	937	690	782	886
Distributable cash flow before leverage costs	4,403	4,744	4,682	4,562	4,621
Leverage costs(2)	746	630	564	536	536
Distributable Cash Flow(3)	$3,657	$4,114	$4,118	$4,026	$4,085
Net realized gain (loss) on investments and foreign currency
translation, for the period	$3,718	$1,669	$(16,941)	$(6,676)	$1,927
As a percent of average total assets(4)
Total from investments	5.73%	7.30%	9.07%	8.68%	7.83%
Operating expenses before leverage costs	1.16%	1.20%	1.16%	1.27%	1.26%
Distributable cash flow before leverage costs	4.57%	6.10%	7.91%	7.41%	6.57%
As a percent of average net assets(4)
Total from investments	7.62%	10.15%	14.71%	11.87%	10.10%
Operating expenses before leverage costs	1.54%	1.67%	1.89%	1.74%	1.63%
Leverage costs	1.03%	1.13%	1.54%	1.19%	0.98%
Distributable cash flow	5.05%	7.35%	11.28%	8.94%	7.49%

Selected Financial Information
Distributions paid on common stock	$4,507	$4,508	$4,082	$4,081	$4,082
Distributions paid on common stock per share	0.4500	0.4500	0.4075	0.4075	0.4075
Total assets, end of period	345,569	286,039	213,999	269,483	286,224
Average total assets during period(5)	382,558	312,142	238,257	244,963	279,684
Leverage(6)	91,500	86,900	65,000	65,100	65,000
Leverage as a percent of total assets	26.5%	30.4%	30.4%	24.2%	22.7%
Net unrealized appreciation (depreciation), end of period	10,975	(41,680)	(75,017)	(5,987)	11,363
Net assets, end of period	252,182	197,443	144,960	202,587	218,368
Average net assets during period(7)	287,394	224,525	146,835	179,041	216,881
Net asset value per common share	25.18	19.71	14.47	20.23	21.80
Market value per common share	21.55	17.47	12.56	17.37	19.69
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2016 were 17.0% and 8.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned 3.3% for the same period. The fund’s positive performance reflects the improving conditions of upstream oil and gas producers as they continued to adjust to the lower price environment driven by a continued decrease in overall North American production (other than in the Permian basin), and an increase in demand. Again during this fiscal quarter, liquids producers outperformed natural gas producers, particularly those in the Permian basin as it continued to distinguish itself as the most efficient and premier basin in the U.S.

3rd fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 8/31/2016)	11.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2012	$7.0000
Market-based total return	17.0%
NAV-based total return	8.9%
Premium (discount) to NAV (as of 8/31/2016)	(3.8)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 68.8% of total assets and their out-of-the-money percentage at the time written averaged approximately 10.0% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Pioneer Natural Resources Company	Upstream liquids producer	Increased 2016 production growth guidance on 2Q conference call
EOG Resources, Inc.	Upstream liquids producer	Significantly expanded oil and gas resource potential
Devon Energy Corporation	Upstream natural gas producer	Increased 2016 production growth and well performance from South Central Oklahoma Oil Province (SCOOP) region
Parsley Energy, Inc.	Upstream oil and gas producer	Increased production growth guidance and announced significant acquisition
RSP Permian, Inc.	Upstream oil and gas producer	Increased 2016 production growth guidance

Bottom five detractors	Company type	Performance driver
Range Resources Corporation	Upstream natural gas producer	Weaker natural gas prices in the Northeast
Antero Resources Corporation	Upstream liquids producer	Weaker natural gas prices in the Northeast
EQT Corporation	Upstream natural gas producer	Weaker natural gas prices in the Northeast
Gulfport Energy Corporation	Upstream oil and natural gas producer	Weaker natural gas prices in the Northeast
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 4.7% as compared to 2nd quarter 2016, primarily due to lower net premiums on options written and the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, increased 10.8% during the quarter due to higher asset-based fees. Total leverage costs increased approximately 4.2% during the quarter due to slightly higher leverage utilization. As a result of the changes in income and expenses, DCF decreased by approximately 6.8% as compared to 2nd quarter 2016. In addition, the fund had net realized losses on investments of $0.7 million during 3rd quarter 2016.

The fund maintained its quarterly distribution of $0.4375 per share during 3rd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $7.00 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 3rd quarter 2016 (in thousands):

	2016 YTD	3rd Qtr 2016
Net Investment Loss	$(1,088)	$(650)
Adjustments to reconcile to DCF:
Net premiums on options written	17,484	5,864
Distributions characterized
as return of capital	2,830	996
Dividends paid in stock	831	285
DCF	$20,057	$6,495

Leverage

The fund’s leverage utilization increased by $1.4 million as compared to May 31, 2016. The fund utilizes all floating rate leverage that had an interest rate of 1.32% at August 31, 2016. Leverage represented 21.2% of total assets at quarter-end, above the long-term target level of 15% of total assets. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015		2016
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,832	$1,824	$1,694	$1,615	$1,457
Dividends paid in stock	269	275	268	278	285
Net premiums on options written	5,112	5,802	5,531	6,090	5,863
Total from investments	7,213	7,901	7,493	7,983	7,605
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	842	734	586	661	737
Other operating expenses	154	141	134	161	174
	996	875	720	822	911
Distributable cash flow before leverage costs	6,217	7,026	6,773	7,161	6,694
Leverage costs(2)	150	151	181	191	199
Distributable Cash Flow(3)	$6,067	$6,875	$6,592	$6,970	$6,495

Net realized loss on investments and foreign currency
translation, for the period	$(10,630)	$(6,369)	$(7,899)	$(23,227)	$(690)
As a percent of average total assets(4)
Total from investments	8.41%	10.83%	11.88%	12.02%	10.29%
Operating expenses before leverage costs	1.16%	1.20%	1.14%	1.24%	1.23%
Distributable cash flow before leverage costs	7.25%	9.63%	10.74%	10.78%	9.06%
As a percent of average net assets(4)
Total from investments	10.41%	13.50%	17.11%	15.67%	13.00%
Operating expenses before leverage costs	1.44%	1.50%	1.64%	1.61%	1.56%
Leverage costs	0.22%	0.26%	0.41%	0.37%	0.34%
Distributable cash flow	8.75%	11.74%	15.06%	13.69%	11.10%

Selected Financial Information
Distributions paid on common stock	$6,350	$6,351	$6,351	$6,351	$6,350
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	307,266	289,330	228,663	287,532	301,460
Average total assets during period(5)	340,194	292,664	253,624	264,154	294,100
Leverage(6)	61,900	61,800	61,800	62,600	64,000
Leverage as a percent of total assets	20.1%	21.4%	27.0%	21.8%	21.2%
Net unrealized depreciation, end of period	(61,343)	(66,495)	(117,834)	(27,486)	(7,816)
Net assets, end of period	241,721	225,410	164,735	222,159	235,472
Average net assets during period(7)	274,832	234,669	176,104	202,667	232,775
Net asset value per common share	16.65	15.53	11.35	15.30	16.22
Market value per common share	14.64	13.18	9.76	13.71	15.61
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ invests primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2016 were 16.5% and 8.7%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 5.8% for the same period. The fund’s positive performance reflects midstream MLP and other pipeline companies continuing to be rewarded for focusing on capital efficiency and investors realizing the diversification benefits that midstream assets offer to companies that own both midstream and downstream businesses. Power companies, an area of focus for the fund, had positive performance for the quarter, but did not perform as well as the other sub-sectors due to their defensive nature. Energy fixed income performed better than energy equities during the fiscal quarter.

3rd fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 8/31/2016)	7.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.1)%	**
Cumulative distribution to stockholders
since inception in July 2009	$11.9000
Market-based total return	16.5%
NAV-based total return	8.7%
Premium (discount) to NAV (as of 8/31/2016)	(7.2)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.
**	Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy. Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with The Williams Companies
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and strategic direction
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Entrance into Marcellus shale improved growth outlook

Bottom five detractors	Company type	Performance driver
Enterprise Products Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition speculation
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield, high growth names were out of favor
Genesis Energy, L.P.	Midstream crude oil pipeline MLP	Lower distribution growth rate

(unaudited)

16	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased 2.8% as compared to 2nd quarter 2016 due to the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, increased 8.5% during the quarter due to higher asset-based fees. Total leverage costs increased slightly during the quarter. As a result of the changes in income and expenses, DCF increased approximately 1.6% as compared to 2nd quarter 2016. In addition, the fund had net realized gains on investments of $3.8 million during 3rd quarter 2016.

The fund paid monthly distributions of $0.125 per share during 3rd quarter 2016, which was unchanged over the prior quarter and a decrease of 9.1% from the distributions paid in 3rd quarter 2015. The fund eliminated the capital gain component of the monthly distribution in 2nd quarter 2016 because it does not anticipate the same level of capital gains following market declines over the past year. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 4th quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $11.90 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 3rd quarter 2016 (in thousands):

	2016 YTD	3rd Qtr 2016
Net Investment Income	$3,892	$1,350
Adjustments to reconcile to DCF:
Dividends paid in stock	742	251
Distributions characterized as return of capital	3,629	1,167
Interest rate swap expenses	(212)	(65)
Change in amortization methodology	45	9
DCF	$8,096	$2,712

Leverage

The fund’s leverage utilization declined by $2.0 million as compared to May 31, 2016 and represented 23.8% of total assets at August 31, 2016, above the long-term target level of 20% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 46% of the leverage cost was fixed, the weighted-average maturity was 1.2 years and the weighted-average annual rate on leverage was 1.77%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015		2016
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$1,900	$1,793	$1,672	$1,616	$1,605
Distributions and dividends from investments,
net of foreign taxes withheld	1,138	1,431	1,568	1,631	1,738
Dividends paid in stock	232	236	241	250	251
Total from investments	3,270	3,460	3,481	3,497	3,594
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	566	497	409	453	499
Other operating expenses	138	165	125	148	153
	704	662	534	601	652
Distributable cash flow before leverage costs	2,566	2,798	2,947	2,896	2,942
Leverage costs(2)	219	217	231	228	230
Distributable Cash Flow(3)	$2,347	$2,581	$2,716	$2,668	$2,712
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(1,634)	$(3,954)	$(4,797)	$67	$3,840
As a percent of average total assets(4)
Total from investments	5.43%	6.62%	7.70%	7.32%	6.82%
Operating expenses before leverage costs	1.17%	1.27%	1.18%	1.26%	1.24%
Distributable cash flow before leverage costs	4.26%	5.35%	6.52%	6.06%	5.58%
As a percent of average net assets(4)
Total from investments	6.95%	8.72%	11.32%	10.03%	9.02%
Operating expenses before leverage costs	1.50%	1.67%	1.74%	1.72%	1.64%
Leverage costs	0.47%	0.55%	0.75%	0.65%	0.58%
Distributable cash flow	4.98%	6.50%	8.83%	7.66%	6.80%

Selected Financial Information
Distributions paid on common stock	$2,867	$2,868	$2,867	$2,607	$2,607
Distributions paid on common stock per share	0.4125	0.4125	0.4125	0.3750	0.3750
Total assets, end of period	226,510	198,282	171,284	205,150	213,243
Average total assets during period(5)	239,062	209,734	181,912	190,095	209,610
Leverage(6)	54,500	49,900	49,600	52,700	50,700
Leverage as a percent of total assets	24.1%	25.2%	29.0%	25.7%	23.8%
Net unrealized appreciation (depreciation), end of period	31,449	13,478	(7,382)	25,113	32,831
Net assets, end of period	171,137	147,563	120,519	151,382	161,615
Average net assets during period(7)	186,685	159,097	123,733	138,638	158,507
Net asset value per common share	24.62	21.23	17.34	21.78	23.25
Market value per common share	21.37	18.53	15.17	18.86	21.57
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

TYG Schedule of Investments (unaudited)
August 31, 2016

	Shares	Fair Value
Master Limited Partnerships — 177.7%(1)
Crude Oil Pipelines — 44.2%(1)
United States — 44.2%(1)
Enbridge Energy Partners, L.P.	1,897,232	$44,129,616
Genesis Energy L.P.	2,331,152	83,431,930
Plains All American Pipeline, L.P.	6,098,420	171,121,665
Shell Midstream Partners, L.P.	1,597,369	48,671,834
Sunoco Logistics Partners L.P.	6,412,715	189,816,364
Tesoro Logistics LP	2,093,642	100,411,070
		637,582,479
Natural Gas/Natural Gas Liquids Pipelines — 66.7%(1)
United States — 66.7%(1)
Columbia Pipeline Partners LP	1,110,158	15,064,844
Dominion Midstream Partners, LP	896,190	22,816,998
Energy Transfer Partners, L.P.(2)	5,108,669	204,040,240
Enterprise Products Partners L.P.	6,886,458	181,802,491
EQT Midstream Partners, LP	1,966,806	154,610,620
ONEOK Partners, L.P.	4,956,085	192,048,294
Spectra Energy Partners, LP	2,779,686	126,837,072
Tallgrass Energy Partners, LP	1,436,628	66,199,818
		963,420,377
Natural Gas Gathering/Processing — 34.8%(1)
United States — 34.8%(1)
Antero Midstream Partners LP	2,223,332	61,275,030
DCP Midstream Partners, LP	1,348,960	44,205,419
EnLink Midstream Partners, LP	3,510,721	61,964,226
MPLX LP	2,421,079	80,210,347
Rice Midstream Partners LP	820,024	18,745,749
Western Gas Partners, LP	3,190,562	160,549,080
Williams Partners L.P.	1,960,231	74,684,801
		501,634,652
Refined Product Pipelines — 32.0%(1)
United States — 32.0%(1)
Buckeye Partners, L.P.	2,532,174	177,910,545
Magellan Midstream Partners, L.P.	2,849,822	200,427,981
Phillips 66 Partners LP	946,859	46,841,115
Valero Energy Partners LP	888,135	37,203,975
		462,383,616
Total Master Limited Partnerships
(Cost $2,031,304,920)		2,565,021,124

Preferred Stock — 2.8%(1)
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(3)	21,758	24,351,740
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	15,004,960
Total Preferred Stock
(Cost $36,245,641)		39,356,700

Warrants — 0.6%(1)
Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(4)	305,483	6,975,779
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(4)	147,302	2,495,847
Total Warrants
(Cost $3,145,348)		9,471,626

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(5) (Cost $392,746)	392,746	392,746
Total Investments — 181.1%(1)
(Cost $2,071,088,655)		2,614,242,196
Interest Rate Swap Contracts — (0.0)%(1)
$20,000,000 notional — unrealized depreciation(6)		(692,536)
Other Assets and Liabilities — 0.3%(1)		4,235,385
Deferred Tax Liability — (31.5)%(1)		(454,187,784)
Credit Facility Borrowings — (7.8)%(1)		(112,700,000)
Senior Notes — (30.7)%(1)		(442,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.4)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,443,397,261

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $692,536.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $33,823,366, which represents 2.3% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Non-income producing security.
(5)	Rate indicated is the current yield as of August 31, 2016.
(6)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
August 31, 2016

	Shares	Fair Value
Master Limited Partnerships — 162.8%(1)
Crude Oil Pipelines — 39.7%(1)
United States — 39.7%(1)
Enbridge Energy Partners, L.P.	2,954,562	$68,723,112
Genesis Energy L.P.	1,197,143	42,845,748
Plains All American Pipeline, L.P.	3,821,796	107,239,596
Shell Midstream Partners, L.P.	600,405	18,294,340
Sunoco Logistics Partners L.P.	2,671,434	79,074,446
Tesoro Logistics LP	1,026,024	49,208,111
		365,385,353
Natural Gas/Natural Gas Liquids Pipelines — 67.0%(1)
United States — 67.0%(1)
Columbia Pipeline Partners LP	625,082	8,482,362
Dominion Midstream Partners, LP	548,376	13,961,653
Energy Transfer Partners, L.P.	3,522,616	140,693,283
Enterprise Products Partners L.P.	4,502,106	118,855,598
EQT Midstream Partners, LP	1,168,004	91,816,795
ONEOK Partners, L.P.	2,621,417	101,579,909
Spectra Energy Partners, LP	2,256,493	102,963,776
Tallgrass Energy Partners, LP	819,012	37,740,073
		616,093,449
Natural Gas Gathering/Processing — 39.0%(1)
United States — 39.0%(1)
Antero Midstream Partners LP	725,846	20,004,316
DCP Midstream Partners, LP	1,740,466	57,035,071
EnLink Midstream Partners, LP	3,067,916	54,148,717
MPLX LP	1,538,726	50,977,992
Rice Midstream Partners LP	513,608	11,741,079
Western Gas Equity Partners, LP	1,744	64,301
Western Gas Partners, LP	1,807,214	90,939,009
Williams Partners L.P.	1,933,677	73,673,094
		358,583,579
Refined Product Pipelines — 17.1%(1)
United States — 17.1%(1)
Buckeye Partners, L.P.	1,039,397	73,028,033
Magellan Midstream Partners, L.P.	869,301	61,137,939
Phillips 66 Partners LP	310,784	15,374,485
Valero Energy Partners LP	187,891	7,870,754
		157,411,211
Total Master Limited Partnerships
(Cost $1,329,163,959)		1,497,473,592

Preferred Stock — 2.3%(1)
Natural Gas Gathering/Processing — 1.5%(1)
United States — 1.5%(1)
Targa Resources Corp., 9.500%(2)	12,252	13,712,543
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	7,620,900
Total Preferred Stock
(Cost $19,419,735)		21,333,443

Warrants — 0.6%(1)
Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(3)	172,018	3,928,073
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(3)	82,946	1,405,416
Total Warrants
(Cost $1,771,155)		5,333,489

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(4) (Cost $161,155)	161,155	161,155
Total Investments — 165.7%(1)
(Cost $1,350,516,004)		1,524,301,679
Other Assets and Liabilities — (0.1)%(1)		(1,493,521)
Deferred Tax Liability — (17.4)%(1)		(159,787,206)
Credit Facility Borrowings — (5.3)%(1)		(49,300,000)
Senior Notes — (30.9)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.0)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$919,720,952

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $19,046,032, which represents 2.1% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

TTP Schedule of Investments (unaudited)
August 31, 2016

	Shares	Fair Value
Common Stock — 88.7%(1)
Crude Oil Pipelines — 26.9%(1)
Canada — 12.6%(1)
Enbridge Inc.	281,987	$11,135,667
Inter Pipeline Ltd.	502,133	10,920,263
Pembina Pipeline Corporation	177,160	5,330,741
United States — 14.3%(1)
Plains GP Holdings, L.P.	2,059,195	23,433,639
SemGroup Corporation	251,765	7,829,892
		58,650,202
Natural Gas Gathering/Processing — 9.3%(1)
United States — 9.3%(1)
EnLink Midstream, LLC	530,288	8,829,295
Targa Resources Corp.	263,723	11,493,048
		20,322,343
Natural Gas/Natural Gas Liquids Pipelines — 35.1%(1)
Canada — 11.5%(1)
Keyera Corp.	58,564	1,808,187
TransCanada Corporation	513,716	23,348,392
United States — 23.6%(1)
ONEOK, Inc.	490,833	23,015,159
Spectra Energy Corp	687,868	24,501,858
Tallgrass Energy GP, LP	175,642	4,087,189
		76,760,785
Oil and Gas Production — 14.0%(1)
United States — 14.0%(1)
Anadarko Petroleum Corporation(2)	30,500	1,630,835
Antero Resources Corporation(2)(3)	36,400	930,384
Cabot Oil & Gas Corporation(2)	115,900	2,854,617
Carrizo Oil & Gas, Inc.(2)(3)	20,100	769,629
Cimarex Energy Co.(2)	16,700	2,207,406
Concho Resources Inc.(2)(3)	24,400	3,152,480
Continental Resources, Inc.(2)(3)	22,900	1,098,284
Diamondback Energy, Inc.(2)(3)	10,400	990,600
EOG Resources, Inc.(2)	53,000	4,689,970
EQT Corporation(2)	8,300	593,450
Gulfport Energy Corporation(2)(3)	30,200	863,720
Hess Corporation(2)	10,200	553,860
Laredo Petroleum, Inc.(2)(3)	57,900	711,012
Newfield Exploration Company(2)(3)	31,500	1,365,840
Noble Energy, Inc.(2)	40,700	1,403,336
Occidental Petroleum Corporation(2)	7,200	553,320
PDC Energy, Inc.(2)(3)	2,300	152,720
Pioneer Natural Resources Company(2)	21,100	3,777,955
Range Resources Corporation(2)	31,800	1,226,526
RSP Permian, Inc.(2)(3)	24,600	960,630
		30,486,574
Refined Product Pipelines — 3.4%(1)
United States — 3.4%(1)
VTTI Energy Partners LP	384,360	7,391,243
Total Common Stock
(Cost $189,872,482)		193,611,147

Master Limited Partnerships
and Related Companies — 39.2%(1)
Crude Oil Pipelines — 15.1%(1)
United States — 15.1%(1)
Enbridge Energy Management, L.L.C.(4)	760,852	17,316,998
Genesis Energy L.P.	76,499	2,737,899
Plains All American Pipeline, L.P.	166,915	4,683,635
Shell Midstream Partners, L.P.	34,207	1,042,287
Sunoco Logistics Partners L.P.	161,024	4,766,310
Tesoro Logistics LP	50,022	2,399,055
		32,946,184
Natural Gas/Natural Gas Liquids Pipelines — 9.3%(1)
United States — 9.3%(1)
Columbia Pipeline Partners LP	13,783	187,035
Energy Transfer Partners, L.P.	290,907	11,618,826
Enterprise Products Partners L.P.	174,456	4,605,638
EQT Midstream Partners, LP	37,838	2,974,445
Tallgrass Energy Partners, LP	20,140	928,051
		20,313,995
Natural Gas Gathering/Processing — 9.3%(1)
United States — 9.3%(1)
DCP Midstream Partners, LP	58,115	1,904,429
EnLink Midstream Partners, LP	60,432	1,066,625
MPLX LP	225,964	7,486,187
Rice Midstream Partners LP	42,736	976,945
Western Gas Partners, LP	35,547	1,788,725
Williams Partners L.P.	185,555	7,069,646
		20,292,557
Refined Product Pipelines — 5.5%(1)
United States — 5.5%(1)
Buckeye Partners, L.P.	92,750	6,516,615
Magellan Midstream Partners, L.P.	35,211	2,476,390
Phillips 66 Partners LP	36,049	1,783,344
Valero Energy Partners LP	31,129	1,303,994
		12,080,343
Total Master Limited Partnerships
and Related Companies (Cost $79,063,940)		85,633,079

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
August 31, 2016

	Shares	Fair Value
Preferred Stock — 1.8%(1)
Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp., 9.500%(5)	2,108	$2,359,292
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,508,900
Total Preferred Stock
(Cost $3,577,521)		3,868,192

Warrants — 0.4%(1)
Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(5)	29,596	675,832
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(5)	14,271	241,804
Total Warrants
(Cost $304,733)		917,636

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(6) (Cost $103,289)	103,289	103,289
Total Investments — 130.1%(1)
(Cost $272,921,965)		284,133,343
Total Value of Options Written
(Premiums received $350,280) — (0.1)%(1)		(195,685)
Other Assets and Liabilities — (0.2)%(1)		(569,297)
Credit Facility Borrowings — (6.9)%(1)		(15,000,000)
Senior Notes — (15.6)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.3)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$218,368,361

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,276,928, which represents 1.5% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

TTP Schedule of Options Written (unaudited)
August 31, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2016	$57.50	305	$(10,675)
Antero Resources Corporation	September 2016	29.00	241	(1,632)
Antero Resources Corporation	September 2016	29.50	123	(616)
Cabot Oil & Gas Corporation	September 2016	26.50	1,159	(19,467)
Carrizo Oil & Gas, Inc.	September 2016	39.50	108	(9,973)
Carrizo Oil & Gas, Inc.	September 2016	40.00	93	(6,510)
Cimarex Energy Co.	September 2016	140.00	167	(10,438)
Concho Resources Inc.	September 2016	143.50	244	(8,559)
Continental Resources, Inc.	September 2016	51.50	229	(13,202)
Diamondback Energy, Inc.	September 2016	105.00	104	(1,144)
EOG Resources, Inc.	September 2016	97.50	530	(2,650)
EQT Corporation	September 2016	72.50	83	(9,710)
Gulfport Energy Corporation	September 2016	28.50	126	(11,810)
Gulfport Energy Corporation	September 2016	29.00	176	(12,345)
Hess Corporation	September 2016	60.00	102	(1,530)
Laredo Petroleum, Inc.	September 2016	13.00	292	(10,220)
Laredo Petroleum, Inc.	September 2016	13.60	287	(7,513)
Newfield Exploration Company	September 2016	49.00	315	(1,890)
Noble Energy, Inc.	September 2016	37.50	407	(8,140)
Occidental Petroleum Corporation	September 2016	80.00	72	(576)
PDC Energy, Inc.	September 2016	68.25	23	(3,121)
Pioneer Natural Resources Company	September 2016	197.50	211	(18,462)
Range Resources Corporation	September 2016	41.00	318	(15,900)
RSP Permian, Inc.	September 2016	41.50	88	(4,597)
RSP Permian, Inc.	September 2016	42.75	158	(5,005)

Total Value of Call Options Written
(Premiums received $350,280)				$(195,685)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
August 31, 2016

	Shares	Fair Value
Common Stock — 97.7%(1)
Oil and Gas Production — 97.7%(1)
Canada — 3.4%(1)
ARC Resources LTD.	334,600	$5,837,767
Cenovus Energy Inc.	153,200	2,213,740
The Netherlands — 2.4%(1)
Royal Dutch Shell plc (ADR)	114,500	5,599,050
United Kingdom — 2.4%(1)
BP p.l.c. (ADR)	165,500	5,603,830
United States — 89.5%(1)
Anadarko Petroleum Corporation(2)	270,100	14,442,247
Antero Resources Corporation(2)(3)	146,610	3,747,352
Cabot Oil & Gas Corporation(2)	226,700	5,583,621
Carrizo Oil & Gas, Inc.(2)(3)	215,000	8,232,350
Cimarex Energy Co.(2)	76,000	10,045,680
Concho Resources Inc.(2)(3)	98,443	12,718,836
Continental Resources, Inc.(2)(3)	166,900	8,004,524
Devon Energy Corporation(2)	258,534	11,202,278
Diamondback Energy, Inc.(2)(3)	69,700	6,638,925
EOG Resources, Inc.(2)	363,300	32,148,417
EQT Corporation(2)	276,385	19,761,527
Gulfport Energy Corporation(2)(3)	178,600	5,107,960
Laredo Petroleum, Inc.(3)	40	491
Memorial Resource Development
Corp.(2)(3)	82,900	1,193,760
Newfield Exploration Company(2)(3)	202,588	8,784,216
Occidental Petroleum Corporation(2)	29,300	2,251,705
Parsley Energy, Inc.(2)(3)	254,900	8,628,365
Pioneer Natural Resources Company(2)	163,015	29,187,836
Range Resources Corporation(2)	168,900	6,514,473
Rice Energy Inc.(2)(3)	270,700	7,119,410
RSP Permian, Inc.(2)(3)	245,500	9,586,775
Whiting Petroleum Corporation(3)	27	197
Total Common Stock
(Cost $243,814,293)		230,155,332

Master Limited Partnerships
and Related Companies — 28.2%(1)
Crude Oil Pipelines — 9.8%(1)
United States — 9.8%(1)
Enbridge Energy Management, L.L.C.(4)	501,860	11,422,341
Plains All American Pipeline, L.P.	204,532	5,739,168
Rose Rock Midstream, L.P.	32,489	816,124
Shell Midstream Partners, L.P.	51,895	1,581,241
Tesoro Logistics LP	70,281	3,370,677
		22,929,551
Natural Gas/Natural Gas Liquids Pipelines — 6.7%(1)
United States — 6.7%(1)
Columbia Pipeline Partners LP	35,719	484,707
Energy Transfer Partners, L.P.	152,945	6,108,623
Enterprise Products Partners L.P.	229,988	6,071,683
EQT GP Holdings, LP	8,439	211,735
EQT Midstream Partners, LP	24,303	1,910,459
Tallgrass Energy Partners, LP	20,140	928,051
		15,715,258
Natural Gas Gathering/Processing — 5.9%(1)
United States — 5.9%(1)
Antero Midstream Partners LP	75,672	2,085,520
DCP Midstream Partners, LP	155,345	5,090,656
EnLink Midstream Partners, LP	86,700	1,530,255
MPLX LP	121,726	4,032,782
Rice Midstream Partners LP	40,357	922,561
Western Gas Partners, LP	6,100	306,952
		13,968,726
Refined Product Pipelines — 5.8%(1)
United States — 5.8%(1)
Buckeye Partners, L.P.	49,673	3,490,025
Magellan Midstream Partners, L.P.	92,000	6,470,360
Phillips 66 Partners LP	53,277	2,635,613
Valero Energy Partners LP	26,106	1,093,580
		13,689,578
Total Master Limited Partnerships
and Related Companies (Cost $61,972,040)		66,303,113

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

NDP Schedule of Investment (unaudited) (continued)
August 31, 2016

	Shares	Fair Value
Preferred Stock — 1.5%(1)
Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp., 9.500%(5)	1,997	$2,235,059
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,409,580
Total Preferred Stock
(Cost $3,365,512)		3,644,639

Warrants — 0.4%(1)
Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(5)	28,038	640,255
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(5)	13,520	229,079
Total Warrants
(Cost $288,687)		869,334

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(6) (Cost $119,006)	119,006	119,006
Total Investments — 127.9%(1)
(Cost $309,559,538)		301,091,424
Total Value of Options Written
(Premiums received $1,820,728) — (0.5)%(1)		(1,168,738)
Other Assets and Liabilities — (0.2)%(1)		(450,603)
Credit Facility Borrowings — (27.2)%(1)		(64,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$235,472,083

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,104,393, which represents 1.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

NDP Schedule of Options Written (unaudited)
August 31, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2016	$60.00	2,701	$(32,412)
Antero Resources Corporation	September 2016	30.00	1,466	(29,320)
Cabot Oil & Gas Corporation	September 2016	27.00	2,267	(18,136)
Carrizo Oil & Gas, Inc.	September 2016	40.00	2,150	(150,500)
Cimarex Energy Co.	September 2016	140.00	760	(47,500)
Concho Resources Inc.	September 2016	142.00	984	(42,686)
Continental Resources, Inc.	September 2016	52.00	1,669	(83,698)
Devon Energy Corporation	September 2016	47.00	2,585	(67,210)
Diamondback Energy, Inc.	September 2016	105.00	697	(7,667)
EOG Resources, Inc.	September 2016	97.00	146	(1,533)
EOG Resources, Inc.	September 2016	97.50	3,487	(17,435)
EQT Corporation	September 2016	74.00	2,763	(198,542)
Gulfport Energy Corporation	September 2016	30.00	1,786	(58,045)
Memorial Resource Development Corp.	September 2016	16.00	829	(10,408)
Newfield Exploration Company	September 2016	50.00	2,025	(15,187)
Occidental Petroleum Corporation	September 2016	78.00	293	(9,669)
Parsley Energy, Inc.	September 2016	36.00	2,549	(60,383)
Pioneer Natural Resources Company	September 2016	197.50	1,630	(142,625)
Range Resources Corporation	September 2016	42.00	1,689	(50,670)
Rice Energy Inc.	September 2016	29.00	2,707	(54,140)
RSP Permian, Inc.	September 2016	43.00	2,455	(70,972)

Total Value of Call Options Written
(Premiums received $1,820,728)				$(1,168,738)

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

TPZ Schedule of Investments (unaudited)
August 31, 2016

	Principal
	Amount	Fair Value
Corporate Bonds — 68.3%(1)
Crude Oil Pipelines — 6.2%(1)
Canada — 2.8%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,567,500
United States — 3.4%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,477,250
		10,044,750
Local Distribution Companies — 6.3%(1)
United States — 6.3%(1)
Black Hills Energy,
5.900%, 04/01/2017(2)	5,770,000	5,867,917
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	4,000,000	4,284,904
		10,152,821
Natural Gas/Natural Gas Liquids Pipelines — 24.1%(1)
Canada — 4.3%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,947,500
United States — 19.8%(1)
Cheniere Corp.,
7.000%, 06/30/2024(2)	2,000,000	2,140,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,071,070
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,647,258
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,472,148
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,255,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,353,750
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,215,000
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,210,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,554,468
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,007,500
		38,873,694
Natural Gas Gathering/Processing — 8.1%(1)
United States — 8.1%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	3,850,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	3,000,000	3,345,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,825,000
		13,020,000
Oil and Gas Production — 3.9%(1)
United States — 3.9%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,055,000
Diamondback Energy, Inc.,
7.625%, 10/01/2021	1,000,000	1,060,625
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,278,436
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	987,500
		6,381,561
Power/Utility — 19.7%(1)
United States — 19.7%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,101,760
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,170,617
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,130,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,404,376
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,259,086
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	5,106,250
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,606,250
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,175,702
Wisconsin Energy Group, Inc.,
6.250%, 05/15/2067	3,450,000	2,949,750
		31,903,791
Total Corporate Bonds
(Cost $106,736,842)		110,376,617

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2016

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.0%(1)
Crude Oil Pipelines — 14.3%(1)
United States — 14.3%(1)
Enbridge Energy Management, L.L.C.(3)	442,095	$10,062,084
Genesis Energy, L.P.	54,067	1,935,058
NuStar Energy L.P.	6,432	308,736
Plains All American Pipeline, L.P.	125,439	3,519,818
Shell Midstream Partners, L.P.	29,307	892,984
Sunoco Logistics Partners L.P.	159,265	4,714,244
Tesoro Logistics LP	34,009	1,631,072
		23,063,996
Natural Gas/Natural Gas Liquids Pipelines — 11.2%(1)
United States — 11.2%(1)
Energy Transfer Partners, L.P.(4)	238,284	9,517,063
Enterprise Products Partners L.P.	145,712	3,846,797
EQT Midstream Partners, LP	4,770	374,970
ONEOK Partners, L.P.	103,809	4,022,599
Spectra Energy Partners, LP	8,708	397,346
		18,158,775
Natural Gas Gathering/Processing — 7.0%(1)
United States — 7.0%(1)
DCP Midstream Partners, LP	52,040	1,705,351
EnLink Midstream Partners, LP	22,400	395,360
MPLX LP	131,504	4,356,727
Rice Midstream Partners LP	28,091	642,160
Western Gas Partners, LP	18,799	945,966
Williams Partners L.P.	86,542	3,297,250
		11,342,814
Refined Product Pipelines — 5.5%(1)
United States — 5.5%(1)
Buckeye Partners, L.P.	47,132	3,311,494
Magellan Midstream Partners, L.P.	50,165	3,528,104
Phillips 66 Partners LP	24,755	1,224,630
Valero Energy Partners LP	19,193	803,995
		8,868,223
Total Master Limited Partnerships
and Related Companies (Cost $40,308,844)		61,433,808

Common Stock — 20.6%(1)
Crude Oil Pipelines — 7.2%(1)
United States — 7.2%(1)
Plains GP Holdings, L.P.	820,383	9,335,959
SemGroup Corporation	71,922	2,236,774
		11,572,733
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
ONEOK, Inc.	180,423	8,460,034
Spectra Energy Corp	135,036	4,809,982
Tallgrass Energy GP, LP	42,124	980,225
		14,250,241
Natural Gas Gathering/Processing — 4.0%(1)
United States — 4.0%(1)
EnLink Midstream LLC	125,234	2,085,146
Targa Resources Corp.	101,103	4,406,069
		6,491,215
Refined Product Pipelines — 0.6%(1)
United States — 0.6%(1)
VTTI Energy Partners LP	50,626	973,538
Total Common Stock
(Cost $26,371,386)		33,287,727

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2016

	Shares	Fair Value
Preferred Stock — 3.2%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	$1,885,866
Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
United States — 1.4%(1)
Kinder Morgan, Inc.,
9.750%, 10/26/2018	44,949	2,242,506
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	932,080
Total Preferred Stock
(Cost $4,059,820)		5,060,452

Warrants — 0.4%(1)
Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(5)(6)	23,657	540,214
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(5)(6)	11,407	193,277
Total Warrants
(Cost $243,584)		733,491

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(7) (Cost $195,359)	195,359	195,359
Total Investments — 130.6%(1)
(Cost $177,915,835)		211,087,454
Interest Rate Swap Contracts — (0.2)%(1)
$23,500,000 notional — unrealized depreciation(8)		(341,125)
Other Assets and Liabilities — 1.0%(1)		1,568,699
Credit Facility Borrowings — (31.4)%(1)		(50,700,000)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$161,615,028

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $44,727,462, which represents 27.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $341,125.
(5)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Non-income producing security.
(7)	Rate indicated is the current yield as of August 31, 2016.
(8)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
August 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,614,242,196	$1,524,301,679
Receivable for Adviser fee waiver	19,529	—
Receivable for investments sold	2,456,813	428,370
Dividends, distributions and interest receivable from investments	718,573	384,323
Current tax asset	7,917,143	2,204,361
Prepaid expenses and other assets	3,324,245	1,630,505
Total assets	2,628,678,499	1,528,949,238
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,244,985	2,484,437
Accrued directors’ fees and expenses	10,065	7,319
Payable for investments purchased	—	—
Accrued expenses and other liabilities	5,945,868	3,649,324
Unrealized depreciation of interest rate swap contracts	692,536	—
Deferred tax liability	454,187,784	159,787,206
Credit facility borrowings	112,700,000	49,300,000
Senior notes	442,500,000	284,000,000
Mandatory redeemable preferred stock	165,000,000	110,000,000
Total liabilities	1,185,281,238	609,228,286
Net assets applicable to common stockholders	$1,443,397,261	$919,720,952
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,859	$47,081
Additional paid-in capital	999,061,775	660,180,963
Undistributed (accumulated) net investment income (loss), net of income taxes	(202,180,974)	(112,866,561)
Undistributed (accumulated) net realized gain (loss), net of income taxes	851,253,886	260,086,871
Net unrealized appreciation (depreciation), net of income taxes	(204,786,285)	112,272,598
Net assets applicable to common stockholders	$1,443,397,261	$919,720,952
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,858,550	47,080,789
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$29.54	$19.53

(1) Investments at cost	$2,071,088,655	$1,350,516,004
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$284,133,343	$301,091,424	$211,087,454
24,056	50,026	—
1,290,062	—	—
551,467	282,128	2,123,815
—	—	—
225,141	36,493	31,327
286,224,069	301,460,071	213,242,596

195,685	1,168,738	—
529,238	550,273	339,698
5,667	5,913	5,800
1,553,176	—	—
571,942	263,064	240,945
—	—	341,125
—	—	—
15,000,000	64,000,000	50,700,000
34,000,000	—	—
16,000,000	—	—
67,855,708	65,987,988	51,627,568
$218,368,361	$235,472,083	$161,615,028

$10,016	$14,516	$6,951
229,949,843	299,775,389	129,482,470
—	—	694,495
(22,954,821)	(56,501,621)	(1,399,442)
11,363,323	(7,816,201)	32,830,554
$218,368,361	$235,472,083	$161,615,028

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$21.80	$16.22	$23.25

$272,921,965	$309,559,538	$177,915,835
$350,280	$1,820,728	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2015 through August 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$134,794,560	$79,641,768
Dividends and distributions from common stock	709,277	830,323
Dividends and distributions from preferred stock	2,057,870	1,097,799
Less return of capital on distributions	(139,903,457)	(82,490,550)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(2,341,750)	(920,660)
Interest from corporate bonds	—	—
Dividends from money market mutual funds	2,474	704
Total Investment Income (Loss)	(2,339,276)	(919,956)
Operating Expenses
Advisory fees	17,321,073	9,870,493
Administrator fees	373,130	329,068
Professional fees	262,108	176,784
Directors’ fees	195,097	141,628
Stockholder communication expenses	158,350	109,337
Custodian fees and expenses	82,622	47,176
Fund accounting fees	67,256	57,772
Registration fees	52,321	34,681
Stock transfer agent fees	24,735	8,617
Franchise fees	29,497	12,399
Other operating expenses	141,643	77,233
Total Operating Expenses	18,707,832	10,865,188
Leverage Expenses
Interest expense	13,339,549	8,341,506
Distributions to mandatory redeemable preferred stockholders	6,394,385	3,510,322
Amortization of debt issuance costs	2,754,846	306,423
Premium on redemption of senior notes	900,000	450,000
Premium on redemption of mandatory redeemable preferred stock	800,000	—
Other leverage expenses	220,337	75,071
Total Leverage Expenses	24,409,117	12,683,322
Total Expenses	43,116,949	23,548,510
Less fees waived by Adviser	(66,639)	(55,998)
Net Expenses	43,050,310	23,492,512
Net Investment Income (Loss), before Income Taxes	(45,389,586)	(24,412,468)
Deferred tax benefit	12,399,253	7,453,252
Net Investment Income (Loss)	(32,990,333)	(16,959,216)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	157,183,528	54,871,808
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(238,457)	—
Net realized gain (loss) on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	156,945,071	54,871,808
Current tax benefit (expense)	(55,181,168)	98,482
Deferred tax benefit (expense)	769,903	(19,820,722)
Income tax expense	(54,411,265)	(19,722,240)
Net realized gain (loss)	102,533,806	35,149,568
Net unrealized appreciation of investments	60,468,343	129,831,539
Net unrealized appreciation of options	—	—
Net unrealized appreciation (depreciation) of interest rate swap contracts	(128,968)	—
Net unrealized appreciation (depreciation) of other assets
and liabilities due to foreign currency translation	—	—
Net unrealized appreciation, before income taxes	60,339,375	129,831,539
Deferred tax expense	(20,919,050)	(46,664,560)
Net unrealized appreciation	39,420,325	83,166,979
Net Realized and Unrealized Gain	141,954,131	118,316,547
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$108,963,798	$101,357,331

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,600,695	$2,897,405	$2,900,165
7,481,728	1,761,489	1,731,719
203,436	191,261	304,347
(6,035,236)	(2,830,015)	(3,628,807)
(217,199)	(84,774)	—
5,033,424	1,935,366	1,307,424
—	—	4,848,474
696	674	622
5,034,120	1,936,040	6,156,520

2,041,970	2,182,540	1,360,800
74,353	79,465	57,397
116,309	178,794	164,906
64,092	65,017	52,092
56,630	42,345	72,705
12,658	8,262	6,526
32,579	34,735	22,084
18,271	18,697	18,376
10,087	8,636	11,225
—	—	—
34,147	33,952	20,863
2,461,096	2,652,443	1,786,974

1,109,032	570,617	477,424
514,801	—	—
79,756	—	—
100,000	—	—
—	—	—
12,197	—	—
1,815,786	570,617	477,424
4,276,882	3,223,060	2,264,398
(102,929)	(198,413)	—
4,173,953	3,024,647	2,264,398
860,167	(1,088,607)	3,892,122
—	—	—
860,167	(1,088,607)	3,892,122

(21,695,086)	(31,810,959)	(890,351)
956,930	3,340,282	—
—	—	(220,908)

5,575	(4,665)	—
(20,732,581)	(28,475,342)	(1,111,259)
—	—	—
—	—	—
—	—	—
(20,732,581)	(28,475,342)	(1,111,259)
52,996,494	58,491,919	19,335,773
48,416	185,418	—
—	—	16,639

(1,864)	1,479	—
53,043,046	58,678,816	19,352,412
—	—	—
53,043,046	58,678,816	19,352,412
32,310,465	30,203,474	18,241,153

$33,170,632	$29,114,867	$22,133,275

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2015	Year Ended	December 1, 2015	Year Ended
	through	November 30,	through	November 30,
	August 31, 2016	2015	August 31, 2016	2015
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(32,990,333)	$(29,663,135)	$(16,959,216)	$(14,930,010)
Net realized gain (loss)	102,533,806	239,505,914	35,149,568	74,333,232
Net unrealized appreciation (depreciation)	39,420,325	(1,048,807,031)	83,166,979	(505,485,793)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	108,963,798	(838,964,252)	101,357,331	(446,082,571)

Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(95,325,248)	(124,362,971)	(59,572,768)	(79,430,357)
Total distributions to common stockholders	(95,325,248)	(124,362,971)	(59,572,768)	(79,430,357)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	22,655,804	—	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(352,549)	(7,291)	(46,340)	(4,308)
Issuance of common shares from reinvestment
of distributions to stockholders	1,722,389	—	1,573,688	—
Net increase (decrease) in net assets
applicable to common stockholders from
capital stock transactions	24,025,644	(7,291)	1,527,348	(4,308)
Total increase (decrease) in net assets applicable
to common stockholders	37,664,194	(963,334,514)	43,311,911	(525,517,236)
Net Assets
Beginning of period	1,405,733,067	2,369,067,581	876,409,041	1,401,926,277
End of period	$1,443,397,261	$1,405,733,067	$919,720,952	$876,409,041
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(202,180,974)	$(169,190,641)	$(112,866,561)	$(95,907,345)
Transactions in common shares
Shares outstanding at beginning of period	48,016,591	48,016,591	47,000,211	47,000,211
Shares issued through shelf offerings	783,652	—	—	—
Shares issued through reinvestment of distributions	58,307	—	80,578	—
Shares outstanding at end of period	48,858,550	48,016,591	47,080,789	47,000,211

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2015	Year Ended	December 1, 2015	Year Ended	December 1, 2015	Year Ended
through	November 30,	through	November 30,	through	November 30,
August 31, 2016	2015	August 31, 2016	2015	August 31, 2016	2015
(unaudited)		(unaudited)		(unaudited)

$860,167	$2,163,077	$(1,088,607)	$(1,385,242)	$3,892,122	$6,122,553
(20,732,581)	15,446,400	(28,475,342)	(23,896,492)	(1,111,259)	5,399,578
53,043,046	(151,609,618)	58,678,816	(54,363,201)	19,352,412	(60,109,113)

33,170,632	(134,000,141)	29,114,867	(79,644,935)	22,133,275	(48,586,982)

(7,186,198)	(3,400,129)	(1,221,373)	(7,821)	(8,080,925)	(6,309,193)
—	(16,131,876)	—	—	—	(13,588,998)
(5,058,867)	—	(17,830,970)	(25,395,303)	—	—
(12,245,065)	(19,532,005)	(19,052,343)	(25,403,124)	(8,080,925)	(19,898,191)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

20,925,567	(153,532,146)	10,062,524	(105,048,059)	14,052,350	(68,485,173)

197,442,794	350,974,940	225,409,559	330,457,618	147,562,678	216,047,851
$218,368,361	$197,442,794	$235,472,083	$225,409,559	$161,615,028	$147,562,678

$—	$6,326,031	$—	$2,309,980	$694,495	$4,883,298

10,016,413	10,016,413	14,516,071	14,516,071	6,951,133	6,951,333
—	—	—	—	—	—
—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,133	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2015 through August 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$137,213,872	$81,373,312
Purchases of long-term investments	(528,063,384)	(453,220,211)
Proceeds from sales of long-term investments	776,959,687	513,218,742
Sales (purchases) of short-term investments, net	(268,772)	(97,233)
Call options written, net	—	—
Payments on interest rate swap contracts, net	(238,457)	—
Interest received on securities sold, net	—	—
Interest expense paid	(14,262,764)	(8,150,639)
Distributions to mandatory redeemable preferred stockholders	(8,580,655)	(3,280,833)
Other leverage expenses paid	(228,816)	(25,500)
Income taxes paid	(84,563,967)	(2,304,643)
Premium on redemption of senior notes	(900,000)	(450,000)
Premium on redemption of mandatory redeemable preferred stock	(800,000)	—
Operating expenses paid	(19,164,262)	(10,790,634)
Net cash provided by operating activities	257,102,482	116,272,361
Cash Flows From Financing Activities
Advances (repayments) on credit facilities, net	46,700,000	(13,500,000)
Issuance of mandatory redeemable preferred stock	—	45,000,000
Maturity and redemption of mandatory redeemable preferred stock	(130,000,000)	(25,000,000)
Issuance of senior notes	—	30,000,000
Maturity and redemption of senior notes	(102,500,000)	(94,000,000)
Debt issuance costs	(3,096)	(726,947)
Issuance of common stock	22,655,804	—
Common stock issuance costs	(352,549)	(46,340)
Distributions paid to common stockholders	(93,602,641)	(57,999,074)
Net cash used in financing activities	(257,102,482)	(116,272,361)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$11,082,956	$4,781,470	$10,024,886
(96,259,286)	(57,380,801)	(44,508,635)
122,598,972	69,168,725	44,166,359
198,024	(61,294)	(65,794)
779,322	3,260,420	—
—	—	(220,908)
—	—	47,984
(1,231,137)	(441,248)	(367,779)
(514,800)	—	—
(18,000)	—	—
—	—	—
(100,000)	—	—
—	—	—
(2,390,986)	(2,474,929)	(1,795,188)
34,145,065	16,852,343	7,280,925

(1,900,000)	2,200,000	800,000
—	—	—
—	—	—
—	—	—
(20,000,000)	—	—
—	—	—
—	—	—
—	—	—
(12,245,065)	(19,052,343)	(8,080,925)
(34,145,065)	(16,852,343)	(7,280,925)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2015 through August 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$108,963,798	$101,357,331
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(528,063,384)	(453,220,211)
Proceeds from sales of long-term investments	779,240,067	513,553,410
Sales (purchases) of short-term investments, net	(268,772)	(97,233)
Call options written, net	—	—
Return of capital on distributions received	139,903,457	82,490,550
Deferred tax expense	7,749,894	59,032,030
Net unrealized appreciation	(60,339,375)	(129,831,539)
Amortization of market premium, net	—	—
Net realized (gain) loss	(157,183,528)	(54,871,808)
Amortization of debt issuance costs	2,754,846	306,423
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(350,309)	(197,282)
Increase in current tax asset	(7,917,143)	(2,204,361)
(Increase) decrease in receivable for investments sold	(2,280,380)	(334,668)
Increase in prepaid expenses and other assets	(89,284)	(45,004)
Increase in payable for investments purchased	—	—
Increase (decrease) in payable to Adviser, net of fees waived	(423,620)	111,535
Decrease in current tax liability	(21,465,656)	(198,764)
Increase (decrease) in accrued expenses and other liabilities	(3,128,129)	421,952
Total adjustments	148,138,684	14,915,030
Net cash provided by operating activities	$257,102,482	$116,272,361
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$1,722,389	$1,573,688

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$33,170,632	$29,114,867	$22,133,275

(97,812,462)	(57,380,801)	(44,508,635)
123,889,034	69,158,609	44,166,359
198,024	(61,294)	(65,794)
779,322	3,260,420	—
6,035,236	2,830,015	3,628,807
—	—	—
(53,043,046)	(58,678,816)	(19,352,412)
—	—	313,069
20,732,581	28,475,342	890,351
79,756	—	—

13,600	15,415	(25,526)
—	—	—
(1,290,062)	10,116	—
(21,236)	(23,808)	(23,018)
1,553,176	—	—
(16,438)	3,061	11,151
—	—	—
(123,052)	129,217	113,298
974,433	(12,262,524)	(14,852,350)
$34,145,065	$16,852,343	$7,280,925

$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$29.28	$49.34	$43.36	$36.06	$33.37	$32.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.68)	(0.62)	(0.66)	(0.73)	(0.64)	(0.77)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	2.90	(16.85)	9.01	10.27	5.51	3.35
Total income (loss) from investment
operations	2.22	(17.47)	8.35	9.54	4.87	2.58
Distributions to Common Stockholders
Return of capital	(1.97)	(2.59)	(2.38)	(2.29)	(2.25)	(2.20)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	0.01	(0.00)	0.01	0.05	0.07	0.08
Net Asset Value, end of period	$29.54	$29.28	$49.34	$43.36	$36.06	$33.37
Per common share market value,
end of period	$30.48	$26.57	$46.10	$49.76	$39.17	$39.35
Total investment return based on
market value(4)(5)	22.83%	(37.86)%	(2.54)%	33.77%	5.62%	15.25%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,443,397	$1,405,733	$2,369,068	$1,245,761	$1,020,421	$925,419
Average net assets (000’s)	$1,318,172	$1,974,038	$1,837,590	$1,167,339	$989,745	$912,567
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.75%	1.76%	1.65%	1.61%	1.60%	1.57%
Other operating expenses	0.14	0.10	0.13	0.12	0.13	0.16
Total operating expenses,
before fee waiver	1.89	1.86	1.78	1.73	1.73	1.73
Fee waiver(7)	(0.01)	—	(0.00)	(0.00)	(0.01)	(0.01)
Total operating expenses	1.88	1.86	1.78	1.73	1.72	1.72
Leverage expenses	2.47	1.75	1.38	1.59	1.67	1.75
Income tax expense (benefit)(8)	6.35	(24.50)	7.81	14.05	8.37	4.63
Total expenses	10.70%	(20.89)%	10.97%	17.37%	11.76%	8.10%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.34)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.33)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%
Portfolio turnover rate(4)	20.82%	12.94%	15.33%	13.40%	12.86%	17.70%
Credit facility borrowings,
end of period (000’s)	$112,700	$66,000	$162,800	$27,600	$63,400	$47,900
Senior notes, end of period (000’s)	$442,500	$545,000	$544,400	$300,000	$194,975	$194,975
Preferred stock, end of period (000’s)	$165,000	$295,000	$224,000	$80,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$9.06	$11.35	$11.34	$10.44	$6.89	$7.03
Per common share amount of net assets,
excluding senior notes, end of period	$38.60	$40.63	$60.68	$53.80	$42.95	$40.40
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,897	$3,784	$4,667	$5,047	$5,232	$5,111
Asset coverage ratio of senior notes and
credit facility borrowings(9)	390%	378%	467%	505%	523%	511%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$30	$26	$35	$41	$41	$39
Asset coverage ratio of preferred stock(10)	300%	255%	354%	406%	408%	393%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the period from December 1, 2015 through August 31, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(8)	For the period from December 1, 2015 through August 31, 2016, TYG accrued $55,181,168 for current income tax expense and $7,749,894 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.65	$29.83	$28.00	$24.50	$24.54	$24.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.36)	(0.32)	(0.54)	(0.42)	(0.40)	(0.34)
Net realized and unrealized gain (loss)
on investments(2)	2.51	(9.17)	4.06	5.59	2.02	1.61
Total income (loss) from investment
operations	2.15	(9.49)	3.52	5.17	1.62	1.27
Distributions to Common Stockholders
Return of capital	(1.27)	(1.69)	(1.69)	(1.67)	(1.66)	(1.64)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	(0.00)	—	0.00	0.00	—
Net Asset Value, end of period	$19.53	$18.65	$29.83	$28.00	$24.50	$24.54
Per common share market value,
end of period	$19.68	$16.18	$27.97	$27.22	$24.91	$24.84
Total investment return based on
market value(4)(5)	30.37%	(37.08)%	9.08%	16.27%	7.14%	9.88%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$919,721	$876,409	$1,401,926	$1,315,866	$1,140,635	$1,127,592
Average net assets (000’s)	$845,585	$1,174,085	$1,404,751	$1,274,638	$1,157,421	$1,140,951
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.55%	1.56%	1.48%	1.38%	1.34%	1.30%
Other operating expenses	0.16	0.12	0.10	0.10	0.10	0.13
Total operating expenses,
before fee waiver	1.71	1.68	1.58	1.48	1.44	1.43
Fee waiver	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)	(0.32)
Total operating expenses	1.70	1.59	1.42	1.25	1.16	1.11
Leverage expenses	2.00	1.42	1.09	1.08	1.20	1.22
Income tax expense (benefit)(7)	9.27	(21.92)	7.04	11.09	3.86	3.11
Total expenses	12.97%	(18.91)%	9.55%	13.42%	6.22%	5.44%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.68)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.67)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%
Portfolio turnover rate(4)	31.79%	17.54%	18.09%	13.42%	15.14%	19.57%
Credit facility borrowings,
end of period (000’s)	$49,300	$62,800	$68,900	$27,200	$23,900	$10,100
Senior notes, end of period (000’s)	$284,000	$348,000	$348,000	$255,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.03	$7.40	$7.40	$5.43	$5.48	$5.55
Per common share amount of net assets,
excluding senior notes, end of period	$25.56	$26.05	$37.23	$33.43	$29.98	$30.09
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,089	$3,353	$4,579	$5,982	$5,412	$5,593
Asset coverage ratio of senior notes and
credit facility borrowings(8)	409%	335%	458%	598%	541%	559%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$77	$69	$94	$113	$102	$104
Asset coverage ratio of preferred stock(9)	307%	275%	377%	454%	409%	418%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2015 through August 31, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2015 through August 31, 2016, NTG accrued $98,482 for net current income tax benefit and $59,032,030 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.71	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.09	0.22	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	3.23	(13.60)	6.26	6.62	2.33	0.61
Total income (loss) from investment
operations	3.32	(13.38)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.72)	(0.34)	(0.02)	(0.57)	(0.24)	—
Net realized gain	—	(1.61)	(1.61)	(1.03)	(1.07)	—
Return of capital	(0.51)	—	—	(0.03)	(0.32)	—
Total distributions to common
stockholders	(1.23)	(1.95)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.17)
Net Asset Value, end of period	$21.80	$19.71	$35.04	$30.33	$25.24	$24.42
Per common share market value,
end of period	$19.69	$17.47	$32.50	$28.11	$24.15	$25.01
Total investment return based on
market value(5)(6)	21.00%	(41.19)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$218,368	$197,443	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$181,043	$292,473	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.50%	1.44%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.31	0.22	0.18	0.19	0.21	0.56
Total operating expenses,
before fee waiver	1.81	1.66	1.55	1.61	1.65	1.73
Fee waiver	(0.08)	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.73	1.52	1.36	1.35	1.32	1.46
Leverage expenses	1.34	0.93	0.75	0.90	1.03	0.31
Total expenses	3.07%	2.45%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(7)	0.55%	0.60%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to
average net assets after fee waiver(7)	0.63%	0.74%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	38.26%	18.84%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings,
end of period (000’s)	$15,000	$16,900	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$34,000	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets,
excluding senior notes, end of period	$25.19	$25.10	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$5,783	$4,010	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	578%	401%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$109	$82	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	436%	327%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.08)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	2.08	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	2.00	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.08)	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(1.23)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(1.31)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance
of common stock(5)	—	—	—	—	(1.22)
Net Asset Value, end of period	$16.22	$15.53	$22.76	$26.49	$22.73
Per common share market value, end of period	$15.61	$13.18	$21.29	$24.08	$22.33
Total investment return based on market value(6)(7)	30.63%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$235,472	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$203,950	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.42%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.31	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.73	1.54	1.41	1.41	1.38
Fee waiver	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.60	1.41	1.24	1.24	1.22
Leverage expenses	0.37	0.21	0.14	0.16	0.10
Total expenses	1.97%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.84)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.71)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	21.06%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$64,000	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$4,679	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	468%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.23	$31.08	$28.12	$26.76	$25.37	$24.47
Income (loss) from Investment Operations
Net investment income(2)	0.56	0.88	0.81	0.76	0.72	0.72
Net realized and unrealized gain (loss)(2)	2.62	(7.87)	3.65	2.10	2.17	1.68
Total income (loss) from investment
operations	3.18	(6.99)	4.46	2.86	2.89	2.40
Distributions to Common Stockholders
Net investment income	(1.16)	(0.91)	(0.90)	(0.50)	(0.88)	(0.79)
Net realized gain	—	(1.95)	(0.60)	(1.00)	(0.62)	(0.57)
Return of capital	—	—	—	—	—	(0.14)
Total distributions to common
stockholders	(1.16)	(2.86)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$23.25	$21.23	$31.08	$28.12	$26.76	$25.37
Per common share market value,
end of period	$21.57	$18.53	$26.90	$24.74	$25.26	$24.18
Total investment return based on
market value(3)(4)	24.20%	(22.54)%	14.94%	3.80%	10.83%	11.49%
Total investment return based on
net asset value(3)(5)	16.84%	(23.19)%	16.84%	11.36%	11.90%	10.24%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$161,615	$147,563	$216,048	$195,484	$186,034	$176,329
Average net assets (000’s)	$140,353	$187,752	$208,698	$193,670	$182,224	$173,458
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.29%	1.20%	1.12%	1.13%	1.13%	1.13%
Other operating expenses	0.41	0.31	0.26	0.26	0.27	0.28
Total operating expenses,
before fee waiver	1.70	1.51	1.38	1.39	1.40	1.41
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)
Total operating expenses	1.70	1.50	1.31	1.27	1.28	1.23
Leverage expenses	0.45	0.26	0.19	0.25	0.44	0.42
Current foreign tax expense(7)	—	—	—	—	—	0.00
Total expenses	2.15%	1.76%	1.50%	1.52%	1.72%	1.65%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	3.69%	3.25%	2.62%	2.62%	2.64%	2.70%
Ratio of net investment income to average
net assets after fee waiver(6)	3.69%	3.26%	2.69%	2.74%	2.76%	2.88%
Portfolio turnover rate(3)	22.74%	30.99%	18.39%	12.21%	13.67%	8.78%
Credit facility borrowings,
end of period (000’s)	$50,700	$49,900	$42,400	$37,400	$16,400	$13,000
Senior notes, end of period (000’s)	—	—	—	—	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$23.25	$21.23	$31.08	$28.12	$29.64	$28.25
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,188	$3,957	$6,095	$6,227	$6,111	$6,343
Asset coverage ratio of senior notes and
credit facility borrowings(8)	419%	396%	610%	623%	611%	634%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $0, and $4,530 for the period from December 1, 2015 through August 31, 2016 and the years ended November 30, 2015, 2014, 2013, 2012 and 2011, respectively, for current foreign tax expense. Ratio is less than 0.01% for the year ended November 30, 2011.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
August 31, 2016

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs shall reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2016. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,565,021,124	$—	$—	$2,565,021,124
Preferred Stock(a)	15,004,960	—	24,351,740	39,356,700
Warrants(a)	—	—	9,471,626	9,471,626
Short-Term Investment(b)	392,746	—	—	392,746
Total Assets	$2,580,418,830	$—	$33,823,366	$2,614,242,196
Liabilities
Interest Rate Swap Contracts	$—	$692,536	$—	$692,536

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,497,473,592	$—	$—	$1,497,473,592
Preferred Stock(a)	7,620,900	—	13,712,543	21,333,443
Warrants(a)	—	—	5,333,489	5,333,489
Short-Term Investment(b)	161,155	—	—	161,155
Total Assets	$1,505,255,647	$—	$19,046,032	$1,524,301,679

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$193,611,147	$—	$—	$193,611,147
Master Limited Partnerships and Related Companies(a)	85,633,079	—	—	85,633,079
Preferred Stock(a)	1,508,900	—	2,359,292	3,868,192
Warrants(a)	—	—	917,636	917,636
Short-Term Investment(b)	103,289	—	—	103,289
Total Assets	$280,856,415	$—	$3,276,928	$284,133,343
Liabilities
Written Call Options	$88,135	$107,550	$—	$195,685

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$230,155,332	$—	$—	$230,155,332
Master Limited Partnerships and Related Companies(a)	66,303,113	—	—	66,303,113
Preferred Stock(a)	1,409,580	—	2,235,059	3,644,639
Warrants(a)	—	—	869,334	869,334
Short-Term Investment(b)	119,006	—	—	119,006
Total Assets	$297,987,031	$—	$3,104,393	$301,091,424
Liabilities
Written Call Options	$702,049	$466,689	$—	$1,168,738

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$110,376,617	$—	$110,376,617
Master Limited Partnerships and Related Companies(a)	61,433,808	—	—	61,433,808
Common Stock(a)	33,287,727	—	—	33,287,727
Preferred Stock(a)	3,174,586	—	1,885,866	5,060,452
Warrants(a)	—	—	733,491	733,491
Short-Term Investment(b)	195,359	—	—	195,359
Total Assets	$98,091,480	$110,376,617	$2,619,357	$211,087,454
Liabilities
Interest Rate Swap Contracts	$—	$341,125	$—	$341,125

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2016, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $10,725,914, $5,680,382, $558,987, $527,870, and $367,430, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2016.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from December 1, 2015 through August 31, 2016:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$—	$—	$—	$—	$—
Purchases	19,265,393	10,848,405	1,866,506	1,768,223	1,491,965
Return of capital	(953,121)	(536,706)	(92,341)	(87,480)	(73,812)
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	6,039,468	3,400,844	585,127	554,316	467,713
Balance — end of period	$24,351,740	$13,712,543	$2,359,292	$2,235,059	$1,885,866

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$—	$—	$—	$—	$—
Purchases	3,145,347	1,771,155	304,734	288,687	243,585
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	6,326,279	3,562,334	612,902	580,647	489,906
Balance — end of period	$9,471,626	$5,333,489	$917,636	$869,334	$733,491

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on investments still
held at August 31, 2016	$12,365,747	$6,963,178	$1,198,029	$1,134,963	$957,619

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund was issued two classes of warrants. The warrants are restricted from exercise for one year following issuance.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

An option pricing model is utilized to determine fair value of each class of warrants. In using this methodology, the Funds estimate future volatility of the underlying common stock price. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the warrants.

52	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that the Funds used to value its portfolio investments categorized as Level 3 as of August 31, 2016:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$24,351,740	$13,712,543	$2,359,292	$2,235,059	$1,885,866
Warrants	$9,471,626	$5,333,489	$917,636	$869,334	$733,491

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock	Lattice model	Illiquidity spread	1.25%
Preferred Stock	Lattice model	Seniority spread	0.25%
Warrants	Option pricing model	Estimated future volatility	40%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2015, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2014 through November 30, 2015 based on the 2015 tax reporting information received. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(20,252,692)	$(0.414)	$18,195,282	$0.372	$2,057,410	$0.042
After-tax	$(12,789,575)	$(0.262)	$11,490,321	$0.235	$1,299,254	$0.027
NTG
Pre-tax	$(4,884,523)	$(0.104)	$4,388,558	$0.093	$495,965	$0.011
After-tax	$(3,097,276)	$(0.066)	$2,782,784	$0.059	$314,492	$0.007
TTP	$(536,081)	$(0.054)	$477,917	$0.048	$58,164	$0.006
NDP	$150,585	$0.010	$(140,284)	$(0.009)	$(10,301)	$(0.001)
TPZ	$(390,734)	$(0.056)	$280,361	$0.040	$110,373	$0.016

Subsequent to the period ended February 29, 2016, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2016 estimates, after considering the final allocations for 2015. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(1,126,340)	$(0.023)	$(915,462)	$(0.019)	$2,041,802	$0.042
After-tax	$(711,283)	$(0.014)	$(578,114)	$(0.012)	$1,289,397	$0.026
NTG
Pre-tax	$(97,321)	$(0.002)	$(72,136)	$(0.002)	$169,457	$0.004
After-tax	$(61,711)	$(0.001)	$(45,742)	$(0.001)	$107,453	$0.002
TTP	$(211,762)	$(0.021)	$206,806	$0.021	$4,956	$0.000
NDP	$15,781	$0.001	$(15,781)	$(0.001)	$—	$—
TPZ	$(60,781)	$(0.009)	$18,738	$0.003	$42,043	$0.006

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2016, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2013 through 2015

NTG — November 30, 2010 through 2015

TTP, NDP and TPZ — November 30, 2013 through 2015

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2015 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	56%	100%	22%	22%	0%	6%
Ordinary dividend income	—	—	—	—	—	—	—	26%
Return of capital	—	—	44%	—	—	—	100%	—
Long-term capital gain	—	—	—	—	78%	78%	—	68%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2016.

54	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $352,549 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2016 for Series LL Notes ($1,238) and Series MM Notes ($1,858) that were issued in April 2015.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $46,340 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2016 for Series L Notes ($42,136) and Series M Notes ($21,068) that were issued in December 2015 and for MRP C Shares ($12,594) and MRP D Shares ($100,749) that were issued in December 2015.

There were no offering or debt issuance costs recorded during the period ended August 31, 2016 for TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively.

In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively.

Management is currently evaluating the impact of these pronouncements on the financial statements.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of August 31, 2016 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%, less a fee waiver of 0.05% during calendar year 2015.

TTP — 1.10%, less a fee waiver of 0.10% during calendar year 2015, and 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar years 2015 and 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of August 31, 2016 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,330,093	$23,221,197
Capital loss carryforwards	12,498,372	21,687,387
AMT credit	—	677,632
	13,828,465	45,586,216
Deferred tax liabilities:
Basis reduction of investment in MLPs	268,110,384	141,785,243
Net unrealized gains on investment securities	199,905,865	63,588,179
	468,016,249	205,373,422
Total net deferred tax liability	$454,187,784	$159,787,206

At August 31, 2016, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

56	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2016, as follows:

	TYG	NTG
Application of statutory income tax rate	$60,163,201	$56,101,808
State income taxes, net of federal tax effect	3,180,055	2,548,624
Change in deferred tax liability due to change in overall tax rate	(3,179,736)	(763,675)
Permanent differences	2,767,542	1,046,791
Total income tax expense	$62,931,062	$58,933,548

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, each of TYG and NTG re-evaluated its blended state income tax rate, decreasing the overall rate from 37.04% to 36.85% and from 36.76% to 36.59%, respectively, due to anticipated state apportionment of income and gains.

For the period ended August 31, 2016, the components of income tax expense (benefit) for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$51,875,276	$16
State	3,305,892	3,667
AMT	—	(102,165)
Total current tax expense (benefit)	55,181,168	(98,482)
Deferred tax expense
Federal	7,360,822	56,466,823
State (net of federal tax effect)	389,072	2,565,207
Total deferred tax expense	7,749,894	59,032,030
Total income tax expense	$62,931,062	$58,933,548

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2015, TYG and NTG had net operating losses for federal income tax purposes of approximately $5,222,000 (from TYN) and $159,883,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2032 through 2035 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at August 31, 2016 includes amounts for the period from December 1, 2015 through August 31, 2016. As of November 30, 2015, NTG had $677,632 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(36,353,798)		$(63,195,576)		$18,042,410
Undistributed long-term capital gain	575,313		—		51,694
Capital loss carryforwards	—		(24,293,488)		—
Qualified late year ordinary losses	—		(1,276,184)	(1)	—
Other temporary differences	(1,797,447)	(2)	(3,446,068)	(2)	(20,847)
Accumulated earnings (deficit)	$(37,575,932)		$(92,211,316)		$18,073,257

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2015, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2015, NDP had a short-term capital loss carryforward of approximately $9,400,000 and a long-term capital loss carryforward of approximately $14,900,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of August 31, 2016, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,343,516,379	$963,018,757	$259,900,276	$300,237,130	$169,482,211
Gross unrealized appreciation of investments	$1,286,371,038	$570,454,110	$36,704,602	$33,845,046	$42,654,497
Gross unrealized depreciation of investments	(15,645,221)	(9,171,188)	(12,471,535)	(32,990,752)	(1,049,254)
Net unrealized appreciation of investments	$1,270,725,817	$561,282,922	$24,233,067	$854,294	$41,605,243

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2016.

TYG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	21,758	03/16/16	$19,265,393	$24,351,740	1.7%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	305,483	03/16/16	2,320,856	6,975,779	0.5
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	147,302	03/16/16	824,491	2,495,847	0.1
				$22,410,740	$33,823,366	2.3%

NTG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	12,252	03/16/16	$10,848,405	$13,712,543	1.5%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	172,018	03/16/16	1,306,882	3,928,073	0.4
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	82,946	03/16/16	464,273	1,405,416	0.2
				$12,619,560	$19,046,032	2.1%

TTP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	2,108	03/16/16	$1,866,506	$2,359,292	1.1%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	29,596	03/16/16	224,854	675,832	0.3
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	14,271	03/16/16	79,880	241,804	0.1
				$2,171,240	$3,276,928	1.5%

58	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

NDP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	1,997	03/16/16	$1,768,223	$2,235,059	0.9%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	28,038	03/16/16	213,013	640,255	0.3
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	13,520	03/16/16	75,674	229,079	0.1
				$2,056,910	$3,104,393	1.3%

TPZ:
						Fair Value
	Investment	Principle				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,	Corporate
6.125%, 11/15/2022*	Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$3,850,000	2.4%
Black Hills Energy,	Corporate
5.900%, 04/01/2017*	Bond	$5,770,000	04/21/10	5,544,521	5,867,917	3.6
Cheniere Corp.,	Corporate
7.000%, 06/30/2024*	Bond	$2,000,000	05/19/15	2,025,000	2,140,000	1.3
DCP Midstream LLC,	Corporate
9.750%, 03/15/2019*	Bond	$3,000,000	08/07/09-08/16/12	3,674,870	3,345,000	2.1
Duquesne Light Holdings, Inc.,	Corporate
6.400%, 09/15/2020*	Bond	$3,000,000	11/30/11	3,180,330	3,404,376	2.1
Duquesne Light Holdings, Inc.,	Corporate
5.900%, 12/01/2021*	Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,259,086	1.4
Florida Gas Transmission Co., LLC,	Corporate
5.450%, 07/15/2020*	Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,647,258	1.0
Gibson Energy Inc.,	Corporate
6.750%, 07/15/2021*	Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,567,500	2.8
Midcontinent Express Pipeline, LLC,	Corporate
6.700%, 09/15/2019*	Bond	$6,000,000	09/09/09-03/02/10	6,055,570	6,255,000	3.9
Rockies Express Pipeline, LLC,	Corporate
6.000%, 01/15/2019*	Bond	$4,000,000	08/03/15	4,130,000	4,210,000	2.6
Ruby Pipeline, LLC,	Corporate
6.000%, 04/01/2022*	Bond	$1,500,000	09/17/12	1,616,250	1,554,468	1.0
Southern Star Central Corp.,	Corporate
5.125%, 07/15/2022*	Bond	$3,000,000	06/17/14	3,041,250	3,007,500	1.9
Targa Resources Corp.,	Preferred
9.500%	Stock	1,685	03/16/16	1,491,965	1,885,866	1.2
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	23,657	03/16/16	179,734	540,214	0.3
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	11,407	03/16/16	63,851	193,277	0.1
				$42,898,741	$44,727,462	27.7%

* Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended August 31, 2016, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$528,063,384	$453,220,211	$97,812,462	$57,380,801	$44,508,635
Sales	$761,187,248	$502,953,909	$122,846,164	$69,158,609	$43,814,819

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of August 31, 2016 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
				Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series G	December 21, 2016	5.85%	Quarterly	$30,000,000	$30,713,256
Series M	September 27, 2017	2.75%	Semi-Annual	13,000,000	13,074,038
Series BB	September 27, 2017	2.75%	Semi-Annual	12,000,000	12,068,343
Series I	May 12, 2018	4.35%	Quarterly	10,000,000	10,389,926
Series X	June 15, 2018	4.55%	Quarterly	12,500,000	13,143,623
Series N	September 27, 2018	3.15%	Semi-Annual	10,000,000	10,324,300
Series CC	September 27, 2019	3.48%	Semi-Annual	15,000,000	15,732,978
Series J	December 19, 2019	3.30%	Semi-Annual	15,000,000	15,544,375
Series Y	June 14, 2020	2.77%	Semi-Annual	12,500,000	12,729,901
Series LL	June 14, 2020	1.86%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%	Semi-Annual	15,000,000	16,008,308
Series Z	June 14, 2021	2.98%	Semi-Annual	12,500,000	12,820,113
Series R	January 22, 2022	3.77%	Semi-Annual	25,000,000	26,535,398
Series DD	September 27, 2022	4.21%	Semi-Annual	13,000,000	14,328,059
Series II	December 18, 2022	3.22%	Semi-Annual	10,000,000	10,345,612
Series K	December 19, 2022	3.87%	Semi-Annual	10,000,000	10,733,799
Series S	January 22, 2023	3.99%	Semi-Annual	10,000,000	10,771,456
Series P	September 27, 2023	4.39%	Semi-Annual	12,000,000	13,435,323
Series FF	November 20, 2023	4.16%	Semi-Annual	10,000,000	10,988,111
Series JJ	December 18, 2023	3.34%	Semi-Annual	20,000,000	20,806,204
Series T	January 22, 2024	4.16%	Semi-Annual	25,000,000	27,323,341
Series L	December 19, 2024	3.99%	Semi-Annual	20,000,000	21,812,840
Series AA	June 14, 2025	3.48%	Semi-Annual	10,000,000	10,530,684
Series MM	June 14, 2025	1.91%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%	Semi-Annual	30,000,000	30,923,781
Series KK	December 18, 2025	3.53%	Semi-Annual	10,000,000	10,574,724
Series OO	April 9, 2026	3.27%	Semi-Annual	30,000,000	31,255,166
				$442,500,000	$462,913,659

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from June 14, 2016 through September 13, 2016. The weighted-average interest rate for the period from December 1, 2015 through August 31, 2016 was 1.78%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from June 14, 2016 through September 13, 2016. The weighted-average interest rate for the period from December 1, 2015 through August 31, 2016 was 1.83%.

60	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

During the period ended August 31, 2016, TYG redeemed Notes with an aggregate principal amount of $90,000,000. TYG’s Series Q Notes ($10,000,000), Series EE Notes ($5,000,000), and Series U Notes ($35,000,000), each with a floating interest rate based on 3-month LIBOR plus 1.35%, were redeemed in full on December 18, 2015. TYG’s Series GG Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.35% and TYG’s Series HH Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.30% were redeemed in full on January 15, 2016. TYG paid a total premium of $900,000 upon redemption of the Notes. TYG’s Series W Notes with a notional amount of $12,500,000 and a fixed interest rate of 3.88% were paid in full upon maturity on June 15, 2016.

NTG:
				Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%	Quarterly	$57,000,000	$58,656,696
Series I	April 17, 2018	2.77%	Semi-Annual	10,000,000	10,205,354
Series G	May 12, 2018	4.35%	Quarterly	10,000,000	10,389,926
Series K	September 9, 2019	1.96%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%	Quarterly	112,000,000	121,237,615
Series J	April 17, 2021	3.72%	Semi-Annual	30,000,000	31,975,923
Series L	April 17, 2021	2.13%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%	Semi-Annual	10,000,000	10,345,950
				$284,000,000	$297,811,464

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from June 9, 2016 through September 8, 2016. The weighted-average rate for the period from December 1, 2015 through August 31, 2016 was 1.88%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from July 18, 2016 through October 16, 2016. The weighted-average rate for the period from December 9, 2015 (date of issuance) through August 31, 2016 was 2.06%.

During the period ended August 31, 2016, NTG issued Notes with an aggregate principal amount of $30,000,000. Series L Notes ($20,000,000) and Series M Notes ($10,000,000) were each issued on December 9, 2015. NTG’s Series B Notes, with a notional amount of $24,000,000 and a fixed interest rate of 3.14%, were paid in full upon maturity on December 8, 2015. NTG’s Series E Notes, with a notional amount of $25,000,000 and a floating interest rate based on a 3-month LIBOR plus 1.70%, were paid in full upon maturity on December 9, 2015. On December 18, 2015, NTG partially redeemed its Series H Notes with a floating interest rate based on 3-month LIBOR plus 1.35% in the amount of $25,000,000. On January 15, 2016, NTG redeemed the remaining portion of its Series H Notes in the amount of $20,000,000. NTG paid a total premium of $450,000 upon redemption of the Notes.

TTP:
				Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%	Quarterly	$6,000,000	$6,211,947
Series F	December 12, 2020	3.01%	Semi-Annual	6,000,000	6,167,255
Series D	December 15, 2021	4.08%	Quarterly	16,000,000	17,300,204
Series G	December 12, 2022	1.71%(1)	Quarterly	6,000,000	6,000,000
				$34,000,000	$35,679,406

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from June 13, 2016 through September 11, 2016. The weighted-average interest rate for the period from December 1, 2015 through August 31, 2016 was 1.63%.

TTP’s Series A Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.75%, were paid in full upon maturity on December 18, 2015. TTP’s Series E Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.00%, were redeemed in full on January 15, 2016. TTP paid a total premium of $100,000 upon redemption of the Notes.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at August 31, 2016. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of August 31, 2016 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at August 31, 2016. On December 8, 2015, TYG deposited with its paying agent funds to provide for the redemption of 5,000,000 shares ($50,000,000 aggregate liquidation preference) of MRP C Stock. On February 11, 2016, TYG deposited with its paying agent funds to provide for the redemption of 8,000,000 shares ($80,000,000 aggregate liquidation preference) of MRP B Stock. TYG paid a total premium of $800,000 upon redemption of the MRP B Stock. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$88,530,569
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	85,221,941
			16,500,000	$165,000,000	$173,752,510

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at August 31, 2016. On December 8, 2015, NTG issued $5,000,000 of MRP C Stock with a fixed distribution rate of 3.73% maturing December 8, 2020 and $40,000,000 of MRP D Stock with a fixed distribution rate of 4.19% maturing on December 8, 2022. The MRP A Stock with an aggregate liquidation preference of $25,000,000 and a fixed distribution rate of 3.69% was paid in full upon maturity on December 15, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$66,922,722
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,151,268
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	41,900,052
			4,400,000	$110,000,000	$113,974,042

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at August 31, 2016. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,641,678

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

62	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2015 through August 31, 2016, as well as the principal balance and interest rate in effect at August 31, 2016 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$157,500,000	$90,000,000	$117,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 13, 2017	June 22, 2018	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%(1)	0.15%	0.15%	0.20%(2)	0.20%(3)
For the period ended August 31, 2016:
Average principal balance	$30,800,000	$56,400,000	$41,700,000	$13,700,000(4)	$60,600,000	$50,800,000
Average interest rate	1.66%	1.64%	1.64%	1.81%(4)	1.28%	1.28%
As of August 31, 2016:
Principal balance outstanding	$49,700,000	$63,000,000	$49,300,000	$15,000,000(4)	$64,000,000	$50,700,000
Interest rate	1.72%	1.72%	1.72%	1.83%(4)	1.32%	1.32%

(1)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(4)	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from December 1, 2015 through August 31, 2016 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

For the period from December 1, 2015 through June 22, 2016 (the date the agreement was amended), TYG had a revolving credit facility with Scotia Bank, N.A. The terms of the agreement provided for a $100,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.20%. The average principal balance and interest rate for the period during which this credit facility was utilized was approximately $54,200,000 and 1.62%, respectively.

For the period from December 1, 2015 through June 2, 2016 (the date the facility was terminated), NDP had a revolving margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provided for an $85,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 0.80%. The average principal balance and interest rate for the period during which this margin loan facility was utilized was approximately $59,900,000 and 1.22%, respectively.

For the period from December 1, 2015 through May 16, 2016 (the date the facility was terminated), TPZ had a revolving margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provided for a $65,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 0.80%. The average principal balance and interest rate for the period during which this margin loan facility was utilized was approximately $50,000,000 and 1.22%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2016, each Fund was in compliance with credit facility terms.

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of August 31, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(3,386)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(84,571)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(604,579)
		$20,000,000			$(692,536)

Details of the interest rate swap contracts outstanding for TPZ as of August 31, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Depreciation
Wells Fargo Bank, N.A.	01/05/2017	$2,500,000	1.34%	3-month U.S. Dollar LIBOR	$(6,723)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(57,473)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(110,586)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	(42,436)
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(123,907)
		$23,500,000			$(341,125)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended August 31, 2016 was approximately $20,000,000 and $23,800,000, respectively.

64	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Notes to Financial Statements (unaudited) (continued)

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at August 31, 2016:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$692,536	$—	$692,536	$—	$—	$692,536
TPZ: Interest Rate Swap Contracts	$341,125	$—	$341,125	$—	$—	$341,125

Written Call Options
Transactions in written option contracts for TTP and NDP for the period ended August 31, 2016, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2015	7,061	$527,888	41,185	$1,900,591
Options written	54,148	3,805,852	336,156	17,897,546
Options closed*	(50,285)	(3,559,396)	(293,841)	(15,363,771)
Options exercised	(1,418)	(105,446)	(9,126)	(398,261)
Options expired	(3,545)	(318,618)	(36,736)	(2,215,377)
Options outstanding at August 31, 2016	5,961	$350,280	37,638	$1,820,728

* The aggregate cost of closing written option contracts was $2,921,084 for TTP and $14,238,866 for NDP, resulting in net realized gains of $638,312 and $1,124,905 for TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at August 31, 2016:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$692,536
TTP: Written equity call options	Options written, at fair value	$195,685
NDP: Written equity call options	Options written, at fair value	$1,168,738
TPZ: Interest rate swap contracts	Interest rate swap contracts	$341,125

The following table presents the effect of derivatives on the Statements of Operations for the period ended August 31, 2016:

			Net Unrealized
Derivatives not accounted for as	Location of Gains	Net Realized Gain	Appreciation (Depreciation)
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(238,457)	$(128,968)
TTP: Written equity call options	Options	$956,930	$48,416
NDP: Written equity call options	Options	$3,340,282	$185,418
TPZ: Interest rate swap contracts	Interest rate swaps	$(220,908)	$16,639

Tortoise Capital Advisors	65

Notes to Financial Statements (unaudited) (continued)

12. Subsequent Events

TYG:
During the period from September 1, 2016 through the date the financial statements were issued, TYG issued 45,154 shares of common stock under its at-the-market equity offering program for net proceeds of approximately $1.4 million.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On September 30, 2016, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,458.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

66	Tortoise Capital Advisors

2016 3rd Quarter Report | August 31, 2016

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2015 through August 31, 2016, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$181,750	$133,000	$61,000	$61,000	$48,250

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2016 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	67

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent	Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com